UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _________ )

Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ACETO CORPORATION
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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   (4)       Proposed maximum aggregate value of transaction:

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which  the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)       Form, Schedule or Registration Statement No.:

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(4)       Date Filed:

ACETO CORPORATION
4 Tri Harbor Court
Port Washington, NY 11050
Tel. (516) 627-6000

October 18, 2012

Dear Fellow Shareholder:

I take pleasure in inviting each of you to attend Aceto Corporation’s annual meeting of shareholders to be held on Thursday, December 6, 2012 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York.  This year, Aceto will continue to use the “notice and access” method of providing proxy materials to you via the Internet.  On or about October 18, 2012, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which includes instructions regarding voting your shares and requesting a printed copy of our proxy materials.

Please use this opportunity to take part in our affairs by voting on the business to come before this meeting.

I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely,

Albert L. Eilender
Chairman of the Board and Chief Executive Officer

ACETO CORPORATION
4 Tri Harbor Court
Port Washington, New York 11050
Tel. (516) 627-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the “Company”), will be held on Thursday, December 6, 2012 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York, for the following purposes:

●	to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

●	to hold an advisory vote on executive compensation;

●	to approve the Aceto Corporation Executive Performance Award Plan;

●	to approve the Aceto Corporation 2010 Equity Participation Plan, as amended and restated;

●	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2013; and

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

This proxy statement is first being delivered to shareholders on or about October 18, 2012.  The matters listed in this notice of meeting are described in the accompanying proxy statement.  The Company’s board of directors has fixed the close of business on October 9, 2012 as the record date for this year’s annual meeting.  You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

Important notice regarding the availability of Proxy Materials:  The proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2012 are available on the internet to the Company’s shareholders of record as of the close of business on October 9, 2012.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD.  ANY SHAREHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET.

By order of the board of directors,

Douglas Roth
Chief Financial Officer and Assistant Secretary

Port Washington, New York
October 18, 2012

ACETO CORPORATION

4 Tri Harbor Court
PORT WASHINGTON, NEW YORK 11050
Tel. (516) 627-6000

PROXY STATEMENT

 GENERAL INFORMATION

Information About Proxy Solicitation

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation, a New York corporation (the “Company”), in connection with the Company’s annual meeting to be held on Thursday, December 6, 2012 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York. As used in this proxy statement, “Aceto,” “we,” “us,” and “our” refer to the Company. We made this proxy statement available to you because our board of directors is soliciting your proxy to vote your shares at the annual meeting and at any adjournment.  This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (SEC) and the NASDAQ Global Select Market, which information is designed to assist you in voting your shares.  The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the board of directors knows of no other business that will come before the meeting.

This solicitation is made by the Company.  We will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement. Proxies are being solicited by and on behalf of the Board of Directors. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.  In addition, we have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies for this year. We will pay MacKenzie Partners, Inc. fees of not more than $6,500 plus expense reimbursement for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact MacKenzie Partners at 800-322-2885 with any questions you may have regarding our proposals.

Information About Voting

Q:           Why am I receiving these materials?

A:
The board of directors has made these proxy materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you, in connection with the Company’s annual meeting of shareholders, which will take place on December 6, 2012. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:           What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our 2012 Form 10-K is also part of the proxy materials.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
In accordance with the “notice and access” rules adopted by the Securities and Exchange Commission, we may now furnish proxy materials, including this proxy statement and our Form 10-K for the year ended June 30, 2012 to our shareholders by providing access to such documents on the Internet instead of mailing printed copies.  Most shareholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may access and submit your proxy.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:           How do I get electronic access to the proxy materials?

A:
The Notice will provide you with instructions regarding how to access the Notice of Annual Meeting, this Proxy Statement, your proxy  and Form 10-K for the year ended June 30, 2012.  The proxy materials will be available on the Internet starting on October 18, 2012, as described in the Notice.  You will not receive a printed copy of these proxy materials unless you request them in accordance with the instructions provided in the Notice.

Q:           What items of business will be voted on at the annual meeting?

A:	The following matters will be voted on at the annual meeting:

●	to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

●	to hold an advisory vote on executive compensation;

●	to approve the Executive Performance Award Plan;

●	to approve the amended and restated 2010 Equity Participation Plan;

●	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2013; and

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

Q:	How does the board of directors recommend that I vote?

A:	The Board of Directors recommends that you vote:

●	FOR each of the nominees to the board of directors;

●
FOR approval, on a non-binding basis, of the Company’s compensation of our named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in this proxy statement;

●	FOR approval of the Executive Performance Award Plan;

●	FOR approval of the amended and restated 2010 Equity Participation Plan; and

●	FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Q:	What shares can I vote?

A:
You may vote all shares owned by you as of the close of business on October 9, 2012, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	Can I vote my shares by filling out and returning the Notice?

A:
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by (i) Internet, (ii) requesting and returning a paper proxy card or voting instruction card, or (iii) submitting a ballot in person at the meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the shareholder of record and the Notice is being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the board of directors or to vote in person at the meeting.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. If you do not provide voting instructions to your broker or nominee, your votes will be treated as a “broker non-vote.”

Q:	What is a “broker non-vote”?

A:
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting.  If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange, such as the ratification of our independent accounting firm.  Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Q:           How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 9, 2012, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 9, 2012, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:           How can I vote my shares in person at the annual meeting?

A:
You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee.

Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by revoking your proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically revoke your proxy or vote at the annual meeting. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also revoke your proxy by sending a written notice of revocation to Mr. Steven Rogers, General Counsel and Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

Q:           Who can help answer my questions?

A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Steven Rogers, General Counsel and Secretary, by mail to Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050 or by phone at 516-627-6000.  Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Rogers.

Q:           How are votes counted?

A:
In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees.  In the advisory vote on executive compensation, you may vote FOR, AGAINST, or you may ABSTAIN from voting with respect to approval of the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement.  In the approval of the Executive Performance Award Plan, you may vote FOR approval of the plan, AGAINST approval or you may ABSTAIN from voting with respect to approval of the plan. In the approval of the amended and restated 2010 Equity Participation Plan, you may vote FOR approval of the plan, AGAINST approval or you may ABSTAIN from voting with respect to approval of the plan.  In the ratification of the Company’s independent registered public accounting firm, you may vote FOR ratification, AGAINST ratification or you may ABSTAIN from voting with respect to ratification.  If you provide specific instructions, your shares will be voted as you instruct.  If you sign your proxy card or voting instruction card or vote over the Internet with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors FOR all of the Company’s nominees, FOR approval of the compensation of the named executive officers as described above, FOR the approval of the Executive Performance Award Plan, FOR the approval of amended and restated 2010 Equity Participation Plan, FOR ratification of the Company’s independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting.  If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:           What is a quorum and why is it necessary?

A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of the Company’s shares of common stock outstanding on October 9, 2012 is necessary to constitute a quorum. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed or electronically transmitted proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

Q:           What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, votes withheld and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes. For the advisory vote on executive compensation, for the approval of the Executive Performance Award Plan, for the approval of the amended and restated 2010 Equity Participation Plan, for the ratification of the appointment of the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2013 and any other matters that might properly arise at the meeting, the affirmative “FOR” vote of a majority of the total votes cast on the proposal is required for approval. Accordingly, abstentions will have no effect on the advisory vote on executive compensation, on the approval of the Executive Performance Award Plan, on the approval of the amended and restated 2010 Equity Participation Plan or on the ratification of the appointment of the Company’s independent registered public accounting firm and broker non-votes will have no effect on the advisory vote on executive compensation and the approvals of both the Executive Performance Award Plan and the amended and restated 2010 Equity Participation Plan. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:           What should I do if I receive more than one Notice?

A:
You may receive more than one Notice if you are a shareholder of record and hold in a brokerage account, hold your shares in more than one brokerage account, or if you are a shareholder of record and your shares are registered in more than one name. Please complete and return a proxy card or voting instruction card for each Notice that you receive.

Q:           Where can I find the voting results of the annual meeting?

A:
Voting results will be announced at the annual meeting and are expected to be posted shortly after the meeting on our website at www.aceto.com.  Voting results will also be reported in a Current Report on Form 8-K, which is expected to be filed with the SEC within four business days after the meeting.

Q:           What happens if additional matters are presented at the annual meeting?

A:
Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Albert L. Eilender, the Company’s Chairman and Chief Executive Officer and Douglas Roth, the Company’s Chief Financial Officer and Assistant Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:           What shares are entitled to be voted?

A:
Each share of the Company’s common stock issued and outstanding as of the close of business on October 9, 2012, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote. On the record date, 27,163,984 shares of the Company’s common stock were issued and outstanding.

Q:           Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:           Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:           Who will bear the cost of soliciting votes for the annual meeting?

A:
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:           May I propose actions for consideration at next year’s annual meeting of shareholders?

A:
You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the Secretary of the Company no later than June 19, 2013.  Such proposals also will need to comply with United States Securities and Exchange Commission regulations under Proxy Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

PROPOSAL ONE

ELECTION OF DIRECTORS

THE NOMINEES

The Company’s board of directors is proposing a slate of directors that consists of seven incumbent directors.

The nominees and their ages, as of October 9, 2012 are set forth in the table below.
NAME	AGE	POSITION	DIRECTOR SINCE

Albert L. Eilender*	69	Chairman and Chief Executive Officer	2000
Salvatore Guccione*	49	President, Chief Operating Officer and Director	2011
Robert A. Wiesen (2)(7)	61	Director	1994
Hans C. Noetzli (3)(4)(5)	71	Director	2002
William N. Britton (3)(6)	67	Director	2006
Richard P. Randall (1)(7)	74	Director	2009
Natasha Giordano(5)	52	Director	2011

(1)	This director is the chairman of the audit & risk committee.
(2)	This director is the chairman of the compensation committee.
(3)	This director is a member of the audit & risk committee.
(4)	This director is designated the lead independent director.
(5)	This director is a member of the compensation committee.
(6)	This director is the chairman of the nominating and governance committee.
(7)	This director is a member of the nominating and governance committee.

* In September 2012, the Company announced that, effective January 2, 2013, Albert Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. The board of directors elected Salvatore Guccione, to succeed him as Chief Executive Officer, effective January 2, 2013.

It is the intention of the persons named in the proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director for a term of office of one year and until his or her successor shall have been duly elected.  All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates.  The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer.  None of the Company’s officers or directors holds any directorships in any other public company, except for Mr. Randall, who is a member of the board of directors of Steven Madden, Ltd. and P&F Industries, Inc.  A majority of our board members are independent based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market.

Set forth below is the principal occupation and employment of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

Albert L. Eilender.   Mr. Eilender has been Chairman and Chief Executive Officer since September 2010. Prior to that, Mr. Eilender was the Company’s lead independent director since 2005 and since October 2009, served as the Non-Executive Chairman of the Board.  In September 2012, the Company announced that, effective January 2, 2013, Mr. Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career. We believe that Mr. Eilender’s past 20 years of industry experience in executive management for operations within all three segments of Aceto’s business, as well as operations in North America, Europe and Asia, coupled with his experience in the areas of business consultation and mergers and acquisitions, and his service on the Board of the Company since 2000, give him the qualifications and skills to serve as one of our directors. In addition, as a director of Aceto he has demonstrated leadership within the Board and the ability to work effectively with management to create unity of effort.

Robert A. Wiesen.   Mr. Wiesen is a senior partner in the law firm of Clifton Budd & DeMaria, LLP, and has practiced employment law for over thirty years. In the course of his law practice, Mr. Wiesen has represented hundreds of employers in a wide array of industries, including chemical, pharmaceutical, distribution and manufacturing. In the course of his professional activities, Mr. Wiesen has gained advanced business, financial, management, human resources, executive compensation, benefits, regulatory and legal experience. He is a member of the American Bar Association and has written and lectured extensively on business related employment issues over the years. Mr. Wiesen received his legal and undergraduate degrees magna cum laude and cum laude and has received many honors including Phi Beta Kappa membership, National Labor Relations Board superior performance awards, and the American Jurisprudence Award for Labor Law.  The Company has not utilized the legal services of Clifton Budd & DeMaria, LLP since July 2011 and it will not do so in the future.  We believe that Mr. Wiesen’s legal and business experience, as well as his service on the Board of the Company since 1994, make him a valuable member of our Board.

Hans C. Noetzli.  Mr. Noetzli is the former Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland.  Mr. Noetzli holds a degree in Business Administration.  He has more than 30 years of experience in the fine chemicals industry.  Prior to his role as Chairman of Schweizerhall, Inc., he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland.  Mr. Noetzli also served on the board of directors of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations.  Currently, he is the Chairman of the Audit Committee of the board of directors of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients. In addition, Mr. Noetzli was a member of the board of directors of Synthetech, Inc., a fine chemicals company specializing in organic synthesis, biocatalysis and chiral technologies, from 2004 through 2010. We believe that Mr. Noetzli’s extensive experience in the fine chemicals industry, and executive-level experience, as well as the valuable business knowledge he brings regarding the issues facing a board of directors and his service on the Board of the Company since 2002, give him the qualifications and skills to serve as one of our directors. In addition, his broad international experience, coupled with his fluency in 3 languages, adds to the diversity of the Board.

William N. Britton.  Mr. Britton is the sole owner of TD AIM, LLC through which he is involved in a variety of activities surrounding financial consulting and private equity investing.  Mr. Britton is also a Vice Chairman of P and E Capital, Inc., a management company involved in real estate.  Previously, Mr. Britton was a Senior Vice President with JP Morgan Chase.  He has over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to privately owned businesses, with significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending.  Mr. Britton is on the Northeast Advisory Council of Opera Solutions, a private firm engaged in consulting.  Mr. Britton is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School. We believe that Mr. Britton’s finance and business consultation and executive-level management experience, as well as his service on the Board of the Company since 2006, give him the qualifications and skills to serve as one of our directors.

Richard P. Randall.  Mr. Randall is the former Chief Operating Officer and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and Time-Life, from 2002 until 2005. Prior to that, Mr. Randall was the Chief Financial Officer of Coach, Inc. from 2000 to 2001 and the Chief Financial Officer of Lillian Vernon Corp. from 1998 to 2000. Mr. Randall holds a degree in accounting and is a Certified Public Accountant.  He has more than 40 years of experience in various accounting and finance positions. Mr. Randall joined Aceto’s board in May 2009 and currently serves as chair of its Audit & Risk Committee and as a member of the Nominating & Governance Committee. Mr. Randall serves as the Chairman of the Audit Committee of the Board of Directors for Steven Madden, Ltd. since 2006. Mr. Randall has also served as the Chairman of the Audit Committee of the Board of Directors for The Burke Rehabilitation Hospital in White Plains, NY through December 31, 2011 where he has served since 2005.  Mr. Randall joined the board of P&F Industries, Inc. in May 2012.  Mr. Randall also served as a director and chair of the Audit Committee for two unrelated Chinese companies publicly traded in the US, Universal Travel Group and Home Systems Group, from 2007 until 2008 when he resigned from these boards. We believe that Mr. Randall’s executive-level and director experience, as well as his experience in the areas of accounting and corporate finance, as well as financial reporting, gives him the qualifications and skills to serve as one of our directors.

Salvatore Guccione.  Mr. Guccione has been the President and Chief Operating Officer of Aceto since December 2011. In September 2012, the Company announced that, effective January 2, 2013, Mr. Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. The board of directors elected Mr. Guccione, to succeed him as Chief Executive Officer, effective January 2, 2013. Mr. Guccione was formerly an Operating Partner at Arsenal Capital Partners, a private equity investment firm based in New York. Prior to that, Mr. Guccione was the Chief Executive Officer and the Chief Financial Officer of WIL Research Laboratories from 2006 to 2009 and the Chief Financial Officer of International Specialty Products from 2004 to 2005. In addition, Mr. Guccione held various positions at Cambrex Corporation from 1995 to 2004, including Executive Vice President, Strategy and Chief Financial Officer. From 1987 to 1995, Mr. Guccione held various positions at International Specialty Products, including Vice President and General Manager, Personal Care and Director, Corporate Development. Mr. Guccione holds a Bachelor degree in Chemical Engineering from Lehigh University and an MBA in Finance from New York University’s Stern School of Business.  Mr. Guccione joined Aceto’s Board in May 2011.  Mr. Guccione serves on the board of ReSearch Pharmaceutical Services, Inc. In addition, Mr. Guccione previously served on the boards of Royal Adhesives & Sealants Holdings and DG3 Holdings from 2010 to October 2011. We believe that Mr. Guccione’s twenty-five years of investing and operating experience in the specialty chemicals and healthcare industries as well as his experience in planning, building and managing several specialty chemical and pharmaceutical/FDA-regulated businesses in active pharmaceutical ingredients, pharmaceutical research services and biotechnology products/services, gives him the qualifications and skills to serve as one of our directors.

Natasha Giordano.  Ms. Giordano served as the Chief Executive Officer, President and Director of Xanodyne Pharmaceuticals, Inc. a branded specialty pharmaceutical company with development and commercial capabilities focused on pain management, from May 2010 to August 2012 and Chief Operating Officer since 2009. Prior to that, she served as President, Americas for Cegedim Dendrite (formerly Dendrite International Inc.) from 2007 to 2008 and as Senior Vice President of the Global Customer Business Unit of Cegedim Dendrite from 2004 to 2007. She had been with Cegedim Dendrite since 2000 and served as Group President for Global Business Unit for major customers, and Vice President of Global Sales. Earlier in her career, she worked nine years with Parke-Davis then owned by Warner Lambert in several sales and marketing positions including Strategic Alliance management and Sales Integration. Ms. Giordano holds a Bachelors of Science degree from Wagner College in New York and is a Registered Nurse. We believe that Ms. Giordano’s twenty plus years of senior leadership positions in the healthcare and pharmaceutical industry brings to our Board a vast amount of practical experience in general management, strategy, marketing, sales development, and compliance, which give her the qualifications and skills to serve as one of our directors.

INFORMATION ABOUT THE COMPANY’S COMMITTEES

Board Leadership Structure and Role in Risk Oversight

Since September 2010, Albert L. Eilender has served as both Chairman of the Board and Chief Executive Officer. As Chairman and Chief Executive during all of fiscal 2012, Mr. Eilender assumes leadership for all aspects of Aceto Corporation. He concentrates on strategic issues, long range planning and acquisition activity, while continuing to coordinate the Board of Directors’ agenda and investor relations. This structure is designed to sharpen the focus on all aspects of the Company’s business and to aid in developing a cohesive succession plan throughout the Company’s hierarchy. For fiscal 2012 and half of fiscal 2013, the Board believes that Mr. Eilender’s combined role as Chairman of the Board and Chief Executive Officer enable us to benefit from Mr. Eilender’s significant industry knowledge and experience, while at the same time providing unified leadership and direction for our Board and executive management without duplication of effort and cost. Hans C. Noetzli is currently our lead independent director. In that role, Mr. Noetzli serves as a liaison between the Chairman of the Board and the independent directors of the Board. Effective January 2013, the Company will separate the office of Chairman of the Board from that of Chief Executive Officer in light of the fact that Mr. Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. The board of directors elected Salvatore Guccione, to succeed him as Chief Executive Officer, effective January 2, 2013.

The Board of Directors has an active role, directly and through the Board’s committee structure, in the oversight of the Company’s risk management efforts. The audit & risk committee assists the Board of Directors in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The committee oversees, reviews, monitors and assesses (including through regular reports by, and discussions with, management), the Company’s processes and policies for risk identification, risk assessment, reporting on risk, risk management and risk control (including with respect to risks arising from the Company’s compensation policies and practices and in connection with the business and operations of its subsidiaries), and the steps that management has taken to identify, assess, monitor, report on, manage and control risks. The Committee also discusses with management the balancing of risk versus reward to the Company and areas of specific risk identified by management and/or the committee.

Audit & Risk Committee

The audit & risk committee is comprised of Richard P. Randall (Chairman), William N. Britton and Hans C. Noetzli.  The audit & risk committee recommends to the Board of Directors the approval of the Company’s independent registered public accounting firm and reviewing management actions in matters relating to audit functions.  The committee reviews with the Company’s independent registered public accounting firm the scope and results of its audit engagement and the Company’s system of internal controls and procedures.  The committee also reviews the effectiveness of procedures intended to prevent violations of laws.  The committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q.  The report of the audit & risk committee for fiscal year 2012 can be found below.

The audit & risk committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers’ certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

The audit & risk committee assists the Board of Directors in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The audit & risk committee discusses with the Company’s Senior Risk Officer, and other members of management responsible for managing risk, areas of specific risk identified by management and/or the Committee.

Our board has determined that all audit & risk committee members are independent under applicable SEC regulations, and based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. Our board of directors has determined that Mr. Randall qualifies as an “audit committee financial expert” as that term is used in SEC regulations.  The audit & risk committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

The audit & risk committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

Nominating and Governance Committee

The nominating and governance committee is comprised of William N. Britton (Chairman), Richard P. Randall and Robert A. Wiesen, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. The nominating and governance committee addresses Board organizational issues and reviews the Company’s corporate governance framework. In addition, the nominating and governance committee searches for persons qualified to serve on the Board of Directors and monitors, assesses and makes recommendations to the Board annually with respect to the leadership structure of the Board. While the nominating and governance committee does not have a formal policy on diversity for members of the Board of Directors, the nominating and governance committee considers diversity of background, experience and qualifications in evaluating prospective Board members.  The committee will evaluate the suitability of potential nominees for membership on the Board, taking into consideration the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors, and considering the qualifications and criteria established by the Board. In selecting the director nominees, the Nominating and Governance Committee and the Board endeavor to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting and finance, knowledge of the industries in which the Company operates, strategic vision, knowledge of international markets, and other areas relevant to the Company’s business. The nominating and governance committee engaged an executive search firm to identify the most recent director, Ms. Giordano.

The nominating and governance committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

A shareholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that shareholder’s intent to make the nomination has been given to  Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050, Attention, Secretary, with respect to an election to be held at an annual meeting of shareholders (A) not later than the close of business on the 120th day prior to the first anniversary of the date that our Proxy Statement is released to shareholders in connection with the previous year’s annual meeting of shareholders, or (B) (i) if no annual meeting was held in the previous year or (ii) the date of the annual meeting has been changed by more than 30 calendar days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder (E) certain other information set forth in our By-laws and (F) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (Exchange Act) (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected); and as to such shareholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

As described above, the Company’s By-Laws contain provisions which address the process by which a shareholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of shareholders. The nominating and governance committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considered for a position on the board of directors.

Any shareholder nominee recommended by the nominating and governance committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

Compensation Committee

The compensation committee is comprised of Robert A. Wiesen (Chairman), Hans C. Noetzli and Natasha Giordano, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. The compensation committee conducts reviews of the compensation of the directors, Chief Executive Officer and other senior executive officers of the Company including evaluating and making recommendations to the Board of Directors concerning those officers’ benefits, bonus, incentive compensation, severance, equity-based compensation, and other forms of compensation provided by the Company. The compensation committee meets as it determines, but not less frequently than annually. The compensation committee may delegate a portion of its authority to a subcommittee or subcommittees. The compensation committee has the exclusive authority to retain any compensation consultants to be used to assist the committee in the evaluation and determination of the Company’s compensation for its Chief Executive Officer, other senior executive officers and board members.

The compensation committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Compensation Consultant Role

Our compensation committee engaged Hay Group, Inc. (Hay Group), an executive compensation consulting firm, during the fiscal year ended June 30, 2012, to establish a peer group for executive compensation benchmarking.  In addition, Hay Group utilized this new peer group to assess the competitiveness of our named executive officers’ total direct compensation levels, as well as preliminary analyses regarding pay-for-performance test related to The Dodd–Frank Wall Street Reform and Consumer Protection Act. The results of these studies also assisted the compensation committee in the evaluation of Mr. Eilender’s compensation package as Chairman for fiscal 2013, when Mr. Guccione transitions into the role of chief executive officer, effective January 2013. In addition, Hay Group conducted a review of our total compensation program, including benefits, for executive officers during the fiscal year ended June 30, 2010.  The compensation committee intends to continue to engage a compensation consulting firm to perform executive and director compensation studies not less frequently than every three years in furtherance of insuring appropriate compensation for these groups.

During the reviews with Hay Group, our compensation committee compared the compensation we have paid in recent years to our Chief Executive Officer, Chief Financial Officer and other most highly compensated executive officers to our peer group. Our peer group companies were:  American Pacific Corp., American Vanguard Corp., Balchem Corp., Calgon Carbon Corp., Cambrex Corp., DXP Enterprises Inc., Hawkins Inc., Innophos Holdings, Innospec Inc., KMG Chemical Inc., Lawson Products, Myers Industries Inc., Nutraceutical International Corp., Prestige Brand Holdings, Quaker Chemical Corp., Rogers Corp., and Usana Health Sciences Inc.  These studies were utilized for benchmarking Aceto’s executive officers.  The compensation committee’s benchmarking criteria for these purposes included comparisons of executive base salary compensation, annual performance awards, long term incentive compensation, total cash compensation (base salary plus annual performance awards), and total direct compensation (total cash compensation plus long-term incentive compensation).

 Our compensation committee recommended that we continue to strive towards a compensation mix to include a greater proportion of long-term incentive compensation.  While Hay Group provided data and advice regarding our compensation practices, it is our compensation committee that exercises autonomy when formulating and presenting recommendations to our Board regarding our compensation practices for our named executive officers.

Management’s Role in Establishing Our Executive Compensation

Our Chief Executive Officer plays an important role in assisting our compensation committee in establishing the compensation for our executive officers. Key aspects of this role include:

●	suggesting to the compensation committee business performance targets and objectives;

●	evaluating employee performance; and

●	recommending salary and bonus levels and long-term incentive compensation.

During this process, the compensation committee may ask our Chief Executive Officer and other executive officers to provide guidance to the compensation committee regarding background information for our strategic objectives, an evaluation of the performance of our executive officers, and compensation recommendations as to the executive officers. Members of the compensation committee met informally with our Chief Executive Officer throughout the year to discuss compensation matters and compensation policies in order to obtain insight regarding the day-to-day performance of each of our executive officers.

The compensation committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Board and Committee Meetings

During the Company’s fiscal year ended June 30, 2012, the board of directors held seven meetings and acted by unanimous written consent three times.  Each director attended at least 75% of the board’s meetings and 75% of the meetings of the board committees on which he or she served.

At most scheduled meetings of the board of directors, the independent members of the board of directors meet separately in executive session without management being present.  A lead independent director elected by the independent directors is responsible for chairing such executive sessions.  Currently, the lead independent director is Hans C. Noetzli.

During the Company’s fiscal year ended June 30, 2012, the compensation committee met eleven times, the audit & risk committee met five times and the nominating and governance committee met eight times.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2011 annual meeting of shareholders.

Communications by our Shareholders to the Board of Directors

Our board of directors recommends that shareholders direct to the Company’s secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to srogers@aceto.com, by facsimile to (516) 627-6093, or by mail to Steven Rogers, Senior Vice President, General Counsel and Corporate Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board’s consideration. Any such items may be forwarded elsewhere in the Company for review and possible response. The Company has adopted a Non-Retaliation Policy, or a whistleblower policy, which establishes procedures for submitting these types of concerns, either personally or anonymously through a toll free telephone “hotline” operated by an independent party.  A copy of our Non-Retaliation Policy is available on our website at www.aceto.com.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards.  In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis, for, a number of corporate governance standards and disclosure requirements.  In addition, the NASDAQ Stock Market has corporate governance and listing requirements.  The board of directors has initiated numerous actions consistent with these rules and will continue to monitor developments in the area of corporate governance regularly.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for all Aceto directors and employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.  This Code of Business Conduct and Ethics is in accordance with NASDAQ Listing Rule 5610 and is published on the Company’s corporate website – www.aceto.com.  We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website, www.aceto.com.

Disclosure Committee

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto’s periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures.  The disclosure committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company’s directors and certain officers and beneficial owners of more than 10% of the Company’s Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities.  Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company’s fiscal year ended June 30, 2012 except for a late Form 4 for one transaction for  Ms. Giordano, that was filed four days late,  a Form 4 for Mr. Van Eis and Mr. Saint-Clair, representing one transaction each, that was filed eighteen days late and a Form 4 for Mr. Roth for one transaction that was filed seven days late. In addition, there were two Form 4s that were filed late for former executive officer Mr. Michael Feinman, which was filed ten and five days late, respectively, as well as a late Form 4 for former executive officer  Mr. Ulf Bender, which was filed eighteen days late.

EXECUTIVE OFFICERS

The executive officers of Aceto, and their ages, as of October 9, 2012, are as follows:

Name	Age	Position
Albert L. Eilender*	69	Chairman and Chief Executive Officer
Douglas Roth	55	Senior Vice President and Chief Financial Officer
Salvatore Guccione*	49	President and Chief Operating Officer
Ronald Gold	53	President and Chief Operating Officer, Rising Pharm.
Frank DeBenedittis	58	Senior Vice President, Corporate Business Development
Charles J. Alaimo	46	Senior Vice President, Human Resources
Raymond Bartone	50	Senior Vice President, Nutritionals
Steven Rogers	51	Senior Vice President, General Counsel and Corporate Secretary
David B. Rosen	54	Senior Vice President, Business Development
Guillaume Saint-Clair	41	Vice President, Pharmaceutical Intermediates
Nicholas Shackley	48	Senior Vice President, Pharmaceutical Ingredients
Jan Van Eis	54	Vice President, Active Pharmaceutical Ingredients and Emerging Markets
Lukas von Hippel	51	Managing Director, Pharma Waldhof GmbH
Roger G. Weaving, Jr.	53	Senior Vice President, Performance Chemicals

* In September 2012, the Company announced that, effective January 2, 2013, Albert Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. The board of directors elected Salvatore Guccione, to succeed him as Chief Executive Officer, effective January 2, 2013.

Albert L. Eilender. Mr. Eilender has been Chairman and Chief Executive Officer since September 2010. Prior to that, Mr. Eilender was the Company’s lead independent director since 2005 and since October 2009, served as the Non-Executive Chairman of the Board.  In September 2012, the Company announced that, effective January 2, 2013, Mr. Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career.

Douglas Roth. Mr. Douglas Roth has been Senior Vice President and Chief Financial Officer since March, 2010 and had previously been Vice President and Chief Financial Officer since joining the Company in May, 2001. Prior to joining the Company, Mr. Roth was the Vice President and Chief Financial Officer of CitySprint 1-800 Deliver from September 1998 through April 2001. Mr. Roth holds a bachelor degree in accounting from the State University of New York at Oswego and an MBA in finance from Fordham University.

Salvatore Guccione. Mr. Guccione has been the President and Chief Operating Officer of Aceto since December 2011. In September 2012, the Company announced that, effective January 2, 2013, Mr. Eilender will step down from his position as Chief Executive Officer while retaining his duties as Chairman. The board of directors elected Mr. Guccione, to succeed him as Chief Executive Officer, effective January 2, 2013. Mr. Guccione was formerly an Operating Partner at Arsenal Capital Partners, a private equity investment firm based in New York. Prior to that, Mr. Guccione was the Chief Executive Officer and the Chief Financial Officer of WIL Research Laboratories from 2006 to 2009 and the Chief Financial Officer of International Specialty Products from 2004 to 2005. In addition, Mr. Guccione held various positions at Cambrex Corporation from 1995 to 2004, including Executive Vice President, Strategy and Chief Financial Officer. From 1987 to 1995, Mr. Guccione held various positions at International Specialty Products, including Vice President and General Manager, Personal Care and Director, Corporate Development. Mr. Guccione holds a Bachelor degree in Chemical Engineering from Lehigh University and an MBA in Finance from New York University’s Stern School of Business.  Mr. Guccione joined Aceto’s Board in May 2011.  Mr. Guccione serves on the board of ReSearch Pharmaceutical Services, Inc. In addition, Mr. Guccione previously served on the boards of Royal Adhesives & Sealants Holdings and DG3 Holdings from 2010 to October 2011.

Ronald Gold. Mr. Gold has been President and CEO of Rising Pharmaceuticals, Inc. (“Rising”) since March 1999. On December 31, 2010, the Company acquired certain assets of Rising, a New Jersey based company that markets and distributes generic prescription and over the counter pharmaceutical products to leading wholesalers, chain drug stores, distributors, mass market merchandisers and others under its own label, throughout the United States. Mr. Gold was a majority owner of Rising and is now President and COO of Rising since the acquisition. As President and COO of Rising, he oversees all aspects of Rising. In addition, Mr. Gold is a (a) minority owner of ipMedica, Inc., a medical transcription company to which Mr. Gold provides periodic advice concerning strategic planning; (b) Managing Member and President of T&G Group, Inc. since October 1992, a real estate investment and management company for which Mr. Gold provides general oversight, and (c) minority owner and a Managing Member of Mirror Pharmaceuticals LLC, for which he provides general advice on a periodic basis.  Mr. Gold has a B.S. in Accounting from Northeastern University.

Frank DeBenedittis. Mr. DeBenedittis has served as Senior Vice President, Corporate Business Development since August 2011 and International Senior Vice President, Active Pharmaceutical Ingredients since February 2011. Prior to that, Mr. DeBenedittis was Executive Vice President since January 2009 and Senior Vice President of the Company since 2001.  Mr. DeBenedittis joined the Company in 1979 as a marketing assistant and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President. In addition, Mr. DeBenedittis currently serves on the Board of Directors of Rising Pharmaceuticals, Inc., a wholly owned subsidiary, which was acquired on December 31, 2010. Mr. DeBenedittis holds a B.A. in Chemistry from Stony Brook University.

Charles J. Alaimo. Mr. Alaimo has been Senior Vice President, Human Resources of the Company since July 2012 and Vice President, Human Resources, since January 2011.  Mr. Alaimo oversees the global human resources functions.  Prior to joining the Company, from 2008 to 2011, Mr. Alaimo was Director, Global Human Resources for Coby Electronics where he oversaw all human resources activities for this private consumer electronics company. From 2004 to 2007, he was Director, Human Resources and General Affairs for TDK Electronics Corporation. Mr. Alaimo also served as Regional Manager, Human Resources for Group One Trading, LP a private, derivatives trading firm from 2000 to 2004.  Mr. Alaimo earned his B.B.A. in Human Resources Management from Baruch College in 1989 and a M.S. in Industrial and Labor Relations from Baruch College in 2005.

Raymond Bartone. Mr. Bartone has been Senior Vice President, Nutritionals since July 2012 and International Vice President, Nutritionals since July 2005. Mr. Bartone joined the Company in 1991 as a sales representative and held various positions within the Company.  Mr. Bartone has a B.A. in Chemistry from Manhattanville College and a M.S. in Chemical Engineering from Manhattan College.

Steven Rogers. Mr. Rogers has been Senior Vice President, General Counsel and Corporate Secretary of the Company since October 2011 and Vice President, General Counsel and Corporate Secretary, since April 2011.  Prior to joining the Company, Mr. Rogers was the General Counsel of Rising, certain assets of which the Company acquired in December 2010. Mr. Rogers oversees all legal and regulatory matters and provides legal counsel to the Company’s senior management and Board of Directors. From 1986 to 1994, Mr. Rogers was a corporate litigator at Kelley Drye & Warren LLP. From 1994 to 1997, he was Associate General Counsel/First Vice-President of PaineWebber, Inc. From 1997 to 2009, he served as General Counsel of LibertyView Capital Management, a SEC-registered investment adviser, owned by Credit Agricole and then Neuberger Berman, LLC, where he was responsible for all legal, compliance and regulatory matters and oversaw the research and risk departments.  Mr. Rogers earned his J.D. from the Fordham University School of Law in 1986 and a B.A. in History from the State University of New York at Binghamton in 1983. He is a member of the New York and Connecticut State Bars, as well as various federal courts including the United States Supreme Court.

David B. Rosen. Mr. Rosen has been Executive Vice President of Rising since March 2000.  Prior to Rising being acquired by the Company in December 2010, Mr. Rosen was, since March 2000, a minority owner of Rising and served as Executive Vice President of Rising. Since the acquisition, Mr. Rosen serves as Senior Vice President. As Executive Vice President of Rising, he oversaw all aspects of product development, information technology and quality control at Rising. Mr. Rosen is also a majority owner of ipMedica, Inc., a medical transcription company, since August 1999, to which Mr. Rosen provides general oversight and strategic planning services. In addition, Mr. Rosen has a minority investment in Mirror Pharmaceuticals LLC, an FDA-approved manufacturer of solid dose pharmaceutical products. Mr. Rosen has a B.A. (Summa Cum Laude) in Economics and Political Science from Queens College (CUNY).

Guillaume Saint-Clair.  Mr. Saint - Clair has been Vice President, Pharmaceutical Intermediates since January 2011.  Mr. Saint - Clair joined Aceto in 2001 as a result of the Company’s acquisition of certain businesses of Schweizerhall, and has held various management positions, most recently being responsible for managing Aceto’s European pharmaceutical intermediates and specialty chemicals businesses since January 2010.   Mr. Saint - Clair holds a Masters of Physical Organic Chemistry from the University Jean Fourrier in Grenoble.

Nicholas Shackley.  Mr. Shackley has been Senior Vice President, Pharmaceutical Ingredients, since August 2011. Prior to joining Aceto, Mr. Shackley has had a 25 year professional career starting in England with the former British company ICI Specialties. He then transferred to the USA and joined Zeneca Specialties which was the predecessor company of Avecia Inc for 8 years, primarily in executive sales and business development roles. In 2004 he joined Cambrex where he continued to take leadership positions in Sales, Marketing & Business Development in both Pharma and Biopharma capacities. Mr. Shackley has had P&L responsibility with BASF for their Pharmaceutical Ingredients and Service Business Unit as their Vice President-North America. Nicholas holds a Chemical Engineering degree from the Imperial College of London.

Jan Van Eis. Mr. Van Eis has been Vice President since February 2010. Mr. Van Eis joined Aceto in March, 2001 as a Vice President, as a result of Aceto’s acquisition of certain distribution businesses of the Schweizerhall Holdings and has been Managing Director of Aceto BV since January 2007. Prior to joining Aceto, Mr. Van Eis was Sales and Business Development Manager for International Pharmaceutical Chemicals BV (which was subsequently acquired by Schweizerhall Holdings) since 1992.

Lukas von Hippel. Dr. Lukas von Hippel serves as Managing Director for the Pharma Waldhof GmbH (a wholly owned Aceto subsidiary located in Düsseldorf, Germany, acquired in January 2004) since July 2011. Prior to that, Dr. von Hippel was Site Manager for site Hanau at Kruse, a German distributing company. Before joining Kruse, he was executive of AllessaChemie, a former Clariant site where he was beside others responsible for Marketing and Sales. Prior to this he worked for Degussa in various functions, including R&D, Consulting and Marketing & Sales. Dr. von Hippel holds a doctor’s degree from Munich University for Chemistry.

Roger G. Weaving, Jr. Mr. Weaving has been Senior Vice President since November 2010 and Vice President since 2002. Mr. Weaving joined the Company in 1984 and over the years has held various positions in the Specialty Chemicals business unit. Mr. Weaving has been a member of the Board of Governors for the Color Pigments Manufacturers Association, Inc. since 2004. Prior to that, Mr. Weaving received an A.B. degree from Dartmouth College and an M.S. in Chemistry from the University of Rochester.

The executive officers of the Company are elected annually by the Board of Directors at its meeting held immediately after the annual meeting of shareholders and will hold office for one year and until their successors have been duly elected and qualified or until their earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The primary objective of our compensation program is to provide competitive compensation and benefit plans that enable us to attract, motivate and retain highly qualified, experienced executives and reward them for performance that creates long-term shareholder value. We strive to reward our named executive officers fairly and competitively through a properly balanced mix of base salary, short-term and long-term incentives, benefits, career growth and development opportunities. We believe this mix drives company performance and assists with employee retention.  Although the weighting of our compensation for our named executive officers favors salary and annual incentive, the compensation committee will continue to strive to enhance our long-term incentive compensation portion of executive compensation.

Our named executive officers for our fiscal year ended June 30, 2012 were the following individuals:

Albert L. Eilender, Chairman and Chief Executive Officer
Douglas Roth, Senior Vice President and Chief Financial Officer
Salvatore Guccione, President and Chief Operating Officer
Ronald Gold, President and Chief Operating Officer, Rising Pharm.
Frank DeBenedittis, Senior Vice President, Corporate Business Development

Our Compensation Philosophy and Objectives

Our executive compensation program is designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Consistent with those purposes, our compensation philosophy embodies the following principles:

● the compensation program should reward the achievement of our strategic initiatives and short-term and long-term operating and financial goals, and provide disincentives for underperformance;

● compensation should reflect differences in position and responsibility;

● compensation should be comprised of a mix of cash and equity-based compensation that aligns the short-term and long-term interests of our executives with those of our shareholders; and

● the compensation program should be understandable and transparent.

In structuring a compensation program that implements these principles, we have developed the following objectives for our executive compensation program:

● overall compensation levels should be competitive and should be set at levels necessary to attract and retain talented leaders and motivate them to achieve superior results;

● a portion of total compensation should be contingent on, and variable with achievement of objective corporate performance goals;

● total compensation should be higher for individuals with greater responsibility and greater ability to influence achievement of our operating and financial goals and strategic initiatives;

● the number of different elements in our compensation program should be limited, and those elements should be effectively communicated to and understood by executives and shareholders; and

    ● compensation should be set at levels that promote a sense of equity among all employees and appropriate stewardship of corporate resources, while giving due regard to our industry and any premiums that may be necessary in order to attract top talent at the executive level.

Consideration of Last Year’s “Say on Pay” Advisory Vote

At last year’s annual meeting of shareholders, we held our first advisory shareholder vote on executive compensation.  More than 94% of the shares that voted approved our executive compensation described in last year’s proxy statement. The compensation committee viewed the results of this vote as a strong indication that the Company’s shareholders support the compensation policies and practices of the Company.  Accordingly, the results of this vote did not affect the Company’s executive compensation decisions and policies for our named executive officers during the fiscal year ended June 30, 2012.

Elements of Our Executive Compensation

Our executive compensation program has historically been comprised of base salary, performance-based annual cash incentives, long-term equity incentive awards and fringe benefits. These elements of compensation have been supplemented by benefit plans to which the Company contributes, including our 401(k) plan and our supplemental executive retirement plan, as well as life insurance premiums paid by the Company for employee life insurance policies. We look to the experience and judgment of our compensation committee to determine what it believes to be the appropriate mix of the compensation for each executive.   In allocating compensation among the various elements, the Committee considers many factors including market data, Company performance, individual performance,  the impact of the executive’s position on the Company, individual past performance,  experience in the position, any anticipated increase in the individual’s responsibilities, internal pay equity for comparable positions, and succession planning and retention strategies.

With the adoption of  the Aceto Corporation 2010 Equity Participation Plan (the “2010 Plan”) in December 2010, our long-term incentive compensation component has been increased for our executive officers, making a larger portion of their annual total direct compensation dependent on long-term stock appreciation and long-term company financial and operating performance. We have concluded that shifting some executive compensation to long-term incentive compensation will further align our executive officers’ goals and interests with those of our shareholders and encourage long-term retention and operational and financial success.

Base Salary

 We provide our executive officers with base salary to provide them with a fixed base amount of compensation for services rendered during a fiscal year. We believe this is consistent with competitive practices and will help assure our retention of qualified leadership in those positions. We intend to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience, taking into consideration changes from time to time in the consumer price index and whether competitive adjustments are necessary to promote retention. Consideration also is given in each case to the historical results achieved by each executive and the Company during each executive’s tenure, to whether each executive is enhancing the team oriented nature of the executive group, the potential of each executive to achieve future success, and the scope of responsibilities and experience of each executive. In addition, evaluations are made regarding the competencies of each executive officer that are considered essential to our success.

The compensation committee evaluated the historical performance of our executive officers and considered the compensation levels and programs within the peer group before it made its fiscal 2012 compensation recommendations to the full board. Based upon the 2012 benchmarking study performed by Hay Group, it was recommended by the compensation committee, and approved by our board of directors, that we adjust our current peer group target from third quartile to median plus or minus 15%. Aceto’s peer group consists of materially larger companies that have an emphasis towards chemicals manufacturing than distribution. Given the fact that the nature of our business is less capital-intensive than the peer group companies, we expect peer group executive pay levels to be higher. The base salaries of our named executive officers are competitive and are within the peer group third quartile. Aceto’s target annual incentive opportunities as a percentage of base salary appear to be below market levels; however, when coupled with above-market salaries, target annual cash levels remain competitive. The compensation committee therefore recommended and our board of directors approved increases in base salaries of our executive officers in average ranges of 3 to 5% for fiscal 2013.

Annual Performance Awards

We grant annual performance awards to encourage achievement of goals established for our short-term and long-term financial and operating results, and to reward our executive officers for consistent performance in assisting us in achieving those goals.  Pre-determined annual performance measures were utilized in connection with our current fiscal year ended June 30, 2012.

For our fiscal year ended June 30, 2012, the annual performance award criteria as established by our compensation committee, and approved by our board of directors, were based upon results obtained with respect to the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our named executive officers who oversee our business segments, the performance-based objective bonus criteria also included results obtained with respect to sales and adjusted pre-tax income for their respective business segments.  For Messrs. Eilender, Roth and Guccione, the financial factors were weighted at 10% for company sales, 30% for company net income, 20% for company earnings per share and the individual performance goals included 40% weighting. For Mr. Gold, his annual performance award was based upon the weighting of 20% of Rising sales, and 25% of Rising’s earnings before interest, taxes, depreciation and amortization (EBITDA) and 15% on Aceto’s consolidated earnings per share. Mr. Gold’s annual performance award also included individual performance goals that represented 40% of his award. For Mr. DeBenedittis, 30% of his annual performance award was based ratably upon company sales, company net income and company earnings per share, 40% was weighted ratably on his business unit sales and pre-tax income and 30% was calculated utilizing his individual performance goals. The specific performance-related financial factors at the minimum, target and maximum levels for the fiscal year ended June 30, 2012 were:

Performance Metric	Minimum	Target	Maximum
Company Sales	$327,820,000	$437,090,000	$546,360,000
Company Net Income	$10,290,000	$13,720,000	$17,150 ,000
Company Earnings Per Share	$0.38	$0.51	$0.64

The annual award percentages at the minimum, target and maximum levels for the fiscal year ended June 30, 2012 for each of the named executive officers were as follows:

Executive Officer	Minimum	Target	Maximum

Albert L. Eilender	25% of base salary	50% of base salary	75% of base salary

Douglas Roth	20% of base salary	40% of base salary	60% of base salary

Salvatore Guccione	20% of base salary	40% of base salary	60% of base salary

Ronald Gold	20% of base salary	40% of base salary	60% of base salary

Frank DeBenedittis	17.5% of base salary	35% of base salary	52.5% of base salary

The following describes the performance-based bonus criteria for each named executive officer:

 Albert L. Eilender, Chairman and Chief Executive Officer.   Mr. Eilender’s 2012 annual performance award of $385,638 was based upon company sales and company net income, earnings per share, excluding one-time adjustments to income and individual performance goals. Mr. Eilender’s individual performance goals included working with business managers to implement an international travel plan and restructure the international reporting matrix to effect oversight, uniformity and cost savings.  In addition, Mr. Eilender’s individual performance goals included working towards increasing our corporate visibility with potential shareholders and investors and to ensure operational success in connection with certain organizational changes.

Douglas Roth, Chief Financial Officer. Mr. Roth’s 2012 annual performance award of $153,177 was based upon the result of the Company’s performance including sales and net income and earnings per share, excluding one-time adjustments to income. In addition to the Company’s financial performance, Mr. Roth’s annual performance award was affected by his achievement of certain individual performance goals including the preparation of a study to reduce the quarterly financial close process, streamlining the inter-company reconciliation process and to implement a more structured analysis of comparison of budget to actual financial results.

  Salvatore Guccione, President and Chief Operating Officer. Mr. Guccione’s 2012 annual performance award of $122,310 was prorated since his employment did not commence until December 2011 and was based upon company sales and company net income and earnings per share, excluding one-time adjustments to income. Mr. Guccione’s annual performance award was affected by his achievement of individual performance goals including the assumption of an added position as Chief Risk Officer, as well as the implementation of changes to operating and reporting structure to streamline operating and reporting efficiencies. In addition, Mr. Guccione’s individual performance goals included initiating relationships with customers and suppliers, as well as increasing Aceto’s visibility within the investor community.

Ronald Gold, President and Chief Operating Officer, Rising Pharm. Mr. Gold’s annual performance award of $179,006 was a result of the Company’s performance, based upon sales and net income and earnings per share, excluding one-time adjustments to income, as well as results obtained with respect to sales and adjusted pre-tax income of the Rising business unit, which is part of the Company’s Human Health business segment.  In addition, the 2012 annual performance award was based upon individual performance goals tailored to Mr. Gold, including the mentoring of Aceto personnel, working with the product development and sales teams to continue to grow our product pipeline and increase market share, as well as visiting our international divisions to educate them on the Rising business and becoming acclimated to Aceto’s core business.

Frank DeBenedittis, Senior Vice President, Corporate Business Development. Mr. DeBenedittis’s annual performance award of $122,660 was a result of the Company’s performance, based upon sales and net income and earnings per share, excluding one-time adjustments to income, as well as results obtained with respect to sales and adjusted pre-tax income of Active Pharmaceutical Ingredients, which is part of the Company’s Pharmaceutical Ingredients business segment.  In addition, the 2012 annual performance award was based upon individual performance goals tailored to Mr. DeBenedittis, including establishment of criteria and metrics used to evaluate risk assessment, return on investment and strategic relationship to existing business, creating a system to track development projects, as well as meeting with business unit managers to identify revenue generating opportunities.

The compensation committee recommended and the board of directors approved continued use of objective performance criteria to determine annual performance awards for the fiscal year ending June 30, 2013. The precise criteria that we will use to determine the annual performance award for our executive officers will vary depending on each officer’s specific responsibilities. In all cases, annual performance awards paid to any one individual cannot exceed two times the individual’s base salary.

Long-Term Incentive Compensation

Based upon the review by Hay Group in fiscal 2012 and in prior years, our compensation committee recommended that our compensation mix include a greater proportion of long-term incentive compensation. We continue to place increasing emphasis on compensation tied to the Company’s long-term financial and operating performance. We believe that these incentives further align management’s interest with the interests of our shareholders.

At the annual meeting of shareholders of the Company held in December 2010, the Company’s shareholders approved the 2010 Plan.  Under the 2010 Plan, grants of stock options, restricted stock, restricted stock units, stock appreciation rights, and stock bonuses (collectively, “Stock Awards”) may be made to employees, non-employee directors and consultants of the Company, including the Chief Executive Officer, Chief Financial Officer and other named executive officers. At the annual meeting, our shareholders are being asked to approve the 2010 Plan, as amended and restated (Proposal Four).

For fiscal 2012, our compensation committee recommended and our board of directors approved, a three year long term incentive compensation program pursuant to the 2010 Plan consisting of stock options, restricted stock and performance-vested restricted stock units for our executive officers. The stock options vest over three years and have a term of ten years from the date of grant.  The restricted stock awards also vest over three years.  Performance-vested restricted stock units will cliff vest 100% at the end of the third year following the grant upon the attainment of pre-tax income and total shareholder return performance goals relative to the Russell 2000 Index.  The number of shares subject to the 2012 long term incentive awards are set forth in the table entitled “2012 Grants of Plan-Based Awards.”

For fiscal 2010, our compensation committee recommended and our board of directors approved, a three year long term incentive compensation plan consisting of incentive cash awards based upon a three year performance period. The goals were set at the beginning of the performance period. The financial metric used for the performance goals was based on a factor closely linked to long-term shareholder value, EBITDA. Based upon the results of the three year long term incentive compensation plan, Mr. Eilender received an additional $230,000 special performance award.  In addition, both Mr. Roth and Mr. DeBenedittis received an additional $85,000 in connection with this three year long term incentive compensation plan.

Recoupment of Awards

Each performance award paid shall for a period of  two years (or such longer period as the compensation committee may determine in its discretion) be subject, to forfeiture, cancelation and/or repayment to the Company if: (i) the payment of such award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria; (ii) in the compensation committee’s view, the participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company; and (iii) in the compensation committee’s view, a lesser payment (or no payment) of such award would have occurred based on a correct calculation or upon restated financial results or other performance criteria.

Other Compensation

Our U.S. executive officers may also participate in our 401(k) plan on the same terms as the rest of our eligible employees. We currently make a non-elective contribution on behalf of each of our participating employees equal to 3% of the participant’s eligible compensation, including base salary and bonus, up to a maximum of $250,000 of eligible compensation. We also have historically made discretionary contributions for each of our participating employees on an annual basis up to approximately 8% of the participant’s eligible compensation.  Our participating employees are fully vested in both their salary deferrals and non-elective contributions, but Company discretionary contributions vest at the rate of 20% per year with 100% vesting after five years of participation.

 We also maintain a supplemental executive retirement plan, commonly called a “SERP”. This plan is a non-qualified deferred compensation plan intended to provide management employees whose eligible annual compensation exceeds $100,000 with supplemental retirement benefits. Annual Company contributions to the SERP are fixed by our board of directors and vest at the rate of 20% per year of service over five consecutive years. In addition to Company contributions, participants can elect to defer some or all of their bonus compensation into their SERP account for the following year.

In January 2012, Aceto gave written notice to Messrs. Roth and DeBenedittis that their current employment agreements would not be renewed beyond the scheduled expiration date which is March 23, 2012 for both agreements. Following the expiration date of their employment agreements, each of Messrs. Roth and DeBenedittis will be eligible to receive severance pay and benefits pursuant to the Aceto Severance Policy in the event his employment is involuntarily terminated by Aceto. On July 2, 2012, Aceto entered into change in control agreements with Messrs. Roth and DeBenedittis in order to replace the change in control severance protections previously provided under their employment agreements.

Perquisites

We allow certain of our executive officers to use a Company automobile as a perquisite to enhance our compensation package and make it more attractive relative to our competition. The financial value of the personal use of a Company automobile for each of these executive officers for our fiscal year ended June 30, 2012 is set forth in footnote six to the All Other Compensation column of the Summary Compensation Table contained in this proxy statement.

Stock Ownership Requirements

In order to further align management’s interest with the interests of our shareholders, our compensation committee established, and our board of directors approved, stock ownership requirements for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers. These stock ownership requirements provide that our Chief Executive Officer must own shares of our common stock valued at two and a half times his base salary and our Chief Financial Officer and our three other most highly compensated executive officers must own shares of our common stock valued at one and a quarter times their base salaries within five years commencing October 1, 2010. The stock ownership program also includes as a guideline, but not a requirement, that all our other executive officers own shares of our common stock valued at one half times base salary within the same five year period. Shares of our restricted stock that are granted but not yet vested count toward these stock ownership guidelines

The stock ownership program also includes as a guideline, but not a requirement, that all non-employee directors achieve a level of ownership of our common stock, including restricted stock granted but not yet vested, valued at three times the annual cash retainer by January 2017.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1 million paid to named executive officers (other than our Chief Financial Officer) is not deductible unless it satisfies the exception for qualified performance-based compensation under Section 162(m).  Our compensation committee and board of directors generally consider all current compensation paid to our named executive officers (other than base salary) to be performance-based, even though certain elements of our compensation may not satisfy this exception.   However, stock options awarded to our named executive officers are designed to qualify as qualified performance-based compensation under Section 162(m).  In addition, our shareholders are being asked to approve the Executive Performance Award Plan at the annual meeting (see Proposal Three) so that certain annual bonus amounts paid thereunder will satisfy the exception for qualified performance-based compensation under Section 162(m). None of the compensation we paid during fiscal 2012 was rendered nondeductible by virtue of Section 162(m).  While the compensation committee will continue to consider the impact of Section 162(m) on our compensation program, it reserves the right to pay nondeductible compensation in the future if it determines that it is appropriate to do so. It is our policy to review all compensation plans and policies against tax, accounting, and SEC regulations, including Section 162(m), Internal Revenue Code Section 409A, and generally accepted accounting principles.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for its last completed fiscal year.

Robert A. Wiesen (Chairman)
Hans C. Noetzli
Natasha Giordano

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the compensation of our named executive officers for the fiscal years ended June 30, 2012, June 30, 2011 and June 30, 2010.  Except as set forth below, no other compensation was paid to these individuals during the year.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards(3)	Non-Equity Incentive Plan Compensation (4)		All Other Compen- sation (6)	Total

Albert L. Eilender	2012	$625,961	$-	$101,869	$31,500	$615,638		$87,029	1,461,997
Chief Executive Officer	2011	491,538	-	186,240	86,400	475,250		67,376	1,306,804

Douglas Roth	2012	310,918	-	42,213	12,600	238,177	(5)	63,031	666,939
Chief Financial Officer	2011	309,512	-	124,160	57,600	183,770	(5)	57,173	732,215
	2010	286,036	-	-	-	135,000	(5)	52,632	473,668

Salvatore Guccione	2012	245,192	-	267,950	152,060	122,310	(5)	36,619	824,131
President and Chief Operating Officer

Ronald Gold	2012	425,000	-	38,550	12,600	179,006		51,347	706,503
President and COO of Rising	2011	196,154	-	-	-	42,500		29,200	267,854

Frank DeBenedittis	2012	284,144	-	33,956	10,500	207,660		54,509	590,769
Senior Vice President	2011	293,878	-	62,080	28,800	120,136		45,003	549,897
	2010	279,945	-	-	-	230,000		50,268	560,213

(1)  Bonuses paid during 2012, 2011 and 2010 pursuant to the Company’s bonus plan are reflected under the column entitled “Non-Equity Incentive Plan Compensation.”  The Company did not pay discretionary bonuses during 2012, 2011 and 2010; all bonuses were performance-based.

(2)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards and restricted stock units granted during the year computed in accordance with generally accepted accounting principles. There were no grants of restricted stock awards or units in fiscal 2010.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of option awards granted during the year in accordance with generally accepted accounting principles. The aggregate grant date fair value of each option was estimated using the Black-Scholes option-pricing model and the assumptions used in the calculation of these amounts for fiscal years ended June 30, 2012 and June 30, 2011 are included in Note 10 to the Company’s audited financial statements for the fiscal year ended June 30, 2012, included in the Company’s Annual Report on Form 10-K filed with the SEC on September 7, 2012. There were no option awards granted during fiscal 2010.

(4)  Reflects cash bonuses under the Company’s bonus plan.  Bonuses listed for a particular year represent bonuses earned and paid with respect to such year even though the bonuses have been paid during the first quarter of the subsequent year.

(5)  The bonus amount for Mr. Roth includes $23,817, $17,028 and $27,000 of restricted stock, which was received by Mr. Roth in lieu of a portion of his bonus for fiscal years 2012, 2011 and 2010, respectively. The bonus amount for Mr. Guccione includes $18,346 of restricted stock, which was received by Mr. Guccione in lieu of a portion of his bonus for fiscal year 2012.

(6)  All Other Compensation consists of the personal use of a Company owned automobile, contributions to retirement plans, and compensation recognized from the issuance of premium shares of restricted stock as follows:

Name	Year	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Issuance of premium shares of restricted stock ($) (7)	Total Other Compensation ($)
A. Eilender	2012	$5,961	$81,068	-	$87,029
	2011	199	67,177	-	67,376

D. Roth	2012	8,994	46,442	7,595	63,031
	2011	8,487	43,502	5,184	57,173
	2010	8,795	39,890	3,947	52,632

S. Guccione	2012	891	35,728	-	36,619

R. Gold	2012	2,159	49,188	-	51,347
	2011	-	29,200	-	29,200

F. DeBenedittis	2012	10,931	43,578	-	54,509
	2011	5,465	39,538	-	45,003
	2010	5,933	44,335	-	50,268

(7) Eligible employees have the right to purchase restricted stock with a portion of their annual bonus (up to 20%). Each restricted stock purchase is entitled to a premium equal to 25% of the number of shares of the purchase, paid on the third anniversary of the purchase, only if the employee is still employed with the Company.

2012 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Albert Eilender	09/08/11	156,250	312,500	468,750	3,750	7,500	11,250	7,500	15,000	6.18	133,369
Douglas Roth	09/08/11	62,097	124,193	186,290	1,500	3,000	4,500	3,000	6,000	6.18	54,813
Salvatore Guccione	10/05/11	49,583	99,167	148,750	-	-	-	25,000	62,500	5.77	265,500
Salvatore Guccione	12/01/11	-	-	-	3,750	7,500	11,250	10,936	13,000	6.76	154,510
Ronald Gold	09/08/11	85,000	170,000	255,000	1,500	3,000	4,500	3,000	6,000	6.18	51,150
Frank DeBenedittis	09/08/11	49,725	99,450	149,176	1,250	2,500	3,750	2,500	5,000	6.18	44,456

(1)  Actual awards paid for 2012 performance are included in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation, while opportunities for 2012 at threshold, target and maximum are included in the above 2012 Grants of Plan-Based Awards.  These amounts were determined using the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our executives who oversee our business segments, the performance-based objective bonus criteria also included results obtained with respect to sales and adjusted pre-tax income for their respective business segments. In addition, the bonus criteria included results obtained with respect to certain individual goals that were tailored for each executive officer and approved by our compensation committee.

(2)  Represents a grant of performance-vested restricted stock units, which grant could be as much as 150% of the original grant if certain performance criteria, including adjusted pre-tax income and total shareholder return are met. Performance-vested restricted stock units will cliff vest 100% at the end of the third year following grant in accordance with the performance metrics set forth in the applicable executive officer’s performance-vested restricted stock unit grant.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards, restricted stock units and option awards granted during the year computed in accordance with generally accepted accounting principles. These awards relate to equity awards granted in connection with the Company’s long-term incentive compensation program.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of June 30, 2012 for each of our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)

Albert Eilender	10,125	-	4.28	12/05/2012	35,708	322,443
	10,125	-	8.22	08/05/2013
	10,125	-	10.94	09/09/2014
	13,000	-	6.82	01/03/2016
	9,281	-	8.35	12/07/2016
	6,199	-	8.05	12/06/2017
	10,000 -	20,000 15,000	7.76 6.18	12/02/2020 08/03/2021

Douglas Roth	9,000	-	8.22	08/05/2013	19,806	178,848
	30,000	-	10.94	09/09/2014
	5,000 5,000	- -	8.05 8.62	12/06/2017 12/04/2018
	6,666 -	13,334 6,000	7.76 6.18	12/02/2020 08/03/2021
Salvatore Guccione	-	62,500	5.77	10/05/2021	43,436	392,227
	-	13,000	6.76	12/01/2021

Ronald Gold	-	6,000	6.18	08/03/2021	6,000	54,180

Frank DeBenedittis	10,000	-	4.28	12/05/2012	11,903	107,484
	9,000	-	8.22	08/05/2013
	30,000	-	10.94	09/09/2014
	5,000 5,000	- -	8.05 8.62	12/06/2017 12/04/2018
	3,333 -	6,667 5,000	7.76 6.18	12/02/2020 08/03/2021

(1) The stock options vest over three years and have a term of ten years from the date of grant.  The restricted stock awards also vest over three years.  Performance-vested restricted stock units will cliff vest 100% at the end of the third year following grant in accordance with the performance metrics set forth in the plan.

(2) Reflects amounts based on the closing market price of the Company’s common stock of $9.03 per share on June   30, 2012.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Albert L. Eilender	6,750	19,170	4,000	27,560

Douglas Roth	19,650	81,154	3,833	26,480

Salvatore Guccione	-	-	-	-

Ronald Gold	-	-	-	-

Frank DeBenedittis	30,500	126,211	2,500	17,295

Equity Compensation Plan Information

The following table states certain information with respect to our equity compensation plans at June 30, 2012:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,815,000	$8.47	741,000
Equity compensation plans not approved by security holders	-	-	-
Total	1,815,000	$8.47	741,000

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the Non-Qualified Deferred Compensation amounts earned by the named executive officers during fiscal 2012:

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance at
	Contributions	Contributions in	Earnings in	Withdrawals/Distributions	Last
Name	in Last FY($)	Last FY ($) (1)	Last FY ($)	($)	FYE($)(2)
Albert L. Eilender	$250,000	$52,893	$1,041	$-	$343,586
Douglas Roth	14,000	18,267	2,440	-	234,135
Salvatore Guccione	-	7,553	-	-	7,553
Ronald Gold	-	21,013	66	-	23,579
Frank DeBenedittis	15,000	15,403	16,514	-	546,763

 (1)  These amounts are reported in the Summary Compensation Table.

 (2) Of the totals in this column, $39,652, $89,554, $2,500 and $131,442 have been previously reported in the Summary Compensation Table for fiscal years 2005 through 2011, if applicable, for, Mr. Eilender, Mr. Roth, Mr. Gold and Mr. DeBenedittis, respectively.

Deferred Compensation Plan

On March 14, 2005, the Company’s Board of Directors adopted the SERP. The SERP is a non-qualified deferred compensation plan intended to provide certain qualified executives with supplemental benefits beyond the Company’s 401(k) plan, as well as to permit additional deferrals of a portion of their compensation.  The SERP is intended to comply with the provisions of section 409A of the Internal Revenue Code of 1986, as amended. Substantially all compensation deferred under the SERP, as well as Company contributions, is held by the Company in a grantor trust, which is considered an asset of the Company.  The assets held by the grantor trust are in life insurance policies.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

On July 2, 2012, Aceto entered into change in control agreements with Messrs. Eilender, Roth and DeBenedittis in order to replace the change in control severance protections previously provided under the employment agreements.  In addition, on July 2, 2012, Aceto entered into a change in control agreement with Salvatore Guccione, whose current employment agreement (see below) does not contain change in control severance protections.  The new change in control agreements provide “double trigger” change in control severance protections, as summarized below, which means no amounts will become payable under the agreements unless a “change in control” of Aceto occurs and an executive’s employment is terminated by Aceto other than for “cause” or by the executive for “good reason” within a specified period following the change in control.

Set forth below is a description of the terms of the change in control agreements that Aceto deems to be material:

●  Each agreement will automatically terminate if the executive ceases to be an employee of Aceto for any reason prior to the occurrence of a “change in control” (as defined in the agreement).  In addition, the Company can terminate each agreement on one year’s prior written notice; provided that, if a “change in control” of the Company occurs while the agreement is in effect, no such termination notice shall become effective until the second anniversary of the “change in control.”

●   If, during the two (2) year period following the occurrence of a “change in control,” an executive’s employment is terminated by the Company other than for “cause” (as defined in the agreement) or by the Executive for “good reason” (as defined in the agreement), the executive will be entitled to the following (in lieu of any payments under the Company’s severance policy):

o     a cash lump sum equal to two (2) times (or, in the case of Mr. DeBenedittis, 1.5 times) the sum of the executive’s base salary and annual performance award for the fiscal year preceding the “change in control,” and

o     continued participation in the Company’s group health plan, at the Company’s expense, for a period of two (2) years.

●   The executives are not entitled to be indemnified or “grossed-up” for any “golden parachute” excise taxes.  Instead, each executive’s severance payments will be automatically reduced to the extent necessary to avoid the imposition of any such excise taxes.

Messrs. Roth and DeBenedittis will be eligible to receive severance pay and benefits pursuant to the Aceto Severance Policy (the “Severance Policy”) in the event of an  involuntarily termination of their employment.  In the case of Messrs. Roth and DeBenedittis, severance pay may be provided under the Severance Policy, in Aceto’s sole discretion, in an amount up to twelve (12) weeks of base salary plus two (2) additional weeks for each year of service with Aceto, up to a maximum of fifty-two (52) weeks of base salary.  In addition, under the Severance Policy, Messrs. Roth and DeBenedittis would be eligible to receive up to ninety (90) days of continued coverage under the Aceto health plan (at active employee rates).

In February 2012, the Company entered into an employment agreement with Mr. Guccione. If the Company shall terminate Mr. Guccione’s employment other than for cause pursuant to the employee agreement or Mr. Guccione shall terminate his employment for good reason pursuant to the employment agreement, regardless of whether such termination occurs during or after the term, the Company shall pay Mr. Guccione’s base salary, at the rate then in effect, for the 24 month period following the date of termination, as severance, subject to Mr. Guccione’s execution of a release.

In October 2010, effective as of September 8, 2010, the Company entered into an Employment Agreement (the “Agreement”) with Mr. Eilender. The term of the Agreement is two years from the effective date. Mr. Eilender’s employment can be terminated early: (a) upon death or disability; (b) by the Company for “Cause” (as defined in the Agreement); (c) by Mr. Eilender for “Good Reason” (as defined in the  Agreement); or (d) by termination on at least 30 days prior written notice by (i) the Company without Cause, or (ii) Mr. Eilender without Good Reason. If, during the employment period, Aceto terminates Mr. Eilender’s employment without Cause, or Mr. Eilender terminates employment for Good Reason, Aceto would pay Mr. Eilender any base salary, vacation pay, expense reimbursements and other entitlements that are accrued.  Additionally, Aceto would continue to pay to him his base salary for the duration of the employment period and continue to provide benefits to Mr. Eilender at least equal to those which would have been provided to him in accordance with the plans, programs, practices and policies generally applicable to other peer executives, for the duration of the employment period.  If Mr. Eilender commences employment with another employer, or if Mr. Eilender engages in other work for compensation, then Aceto’s obligation to pay the post-termination compensation would be reduced or eliminated to the extent Mr. Eilender receives compensation from the other work.  If Mr. Eilender commences employment with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits to be provided by Aceto would terminate.  In the event following a “Change in Control” of Aceto during the Employment Period: (a) Mr. Eilender is terminated without cause within two years after the occurrence of a Change of Control; (b) Mr. Eilender terminates his employment for Good Reason within two years after the occurrence of a Change of Control; or (c) Aceto or its successor elects to not have the Agreement automatically renew on the first anniversary of the Agreement’s term following the Change of Control, Aceto would pay Mr. Eilender an amount equal to: two times his base salary in effect immediately prior to his termination and  the amount of bonus, if any, paid to Mr. Eilender for the fiscal year preceding the Change in Control. Such payment would be made in a lump sum payable 30 days after the date of termination. Aceto would also continue to permit Mr. Eilender to receive or participate, at Aceto’s expense, in all fringe benefits available to him for a period of two years after the termination of his employment.

In addition, in December 2010, the Company entered into an employment agreement with Mr. Gold, in connection with the acquisition of Rising. The employment period is through December 2013. If during the employment period the Company terminates Mr. Gold without Cause or Mr. Gold terminates employment for Good Reason, the Company would continue to pay Mr. Gold’s base salary for the duration of the employment period and Mr. Gold would receive benefits in accordance with the plans, programs, practices and policies which are generally applicable to senior executives of Aceto, for the duration of the employment period. In the event that following a “Change in Control”, Mr. Gold would be paid the amount of any bonus paid to him for the fiscal year preceding the Change in Control.  In addition, the Company would continue to pay to Mr. Gold, his base salary for a period of two years following the date of termination. The Company would also continue to permit Mr. Gold to receive or participate at the Company’s expense in all benefits and fringe benefits available to him above for a period of two years after the termination of his employment.

The following table shows the estimated amounts that would have been payable to the named executive officers upon the occurrence of the indicated event, had the applicable event occurred on June 30, 2012.  The actual compensation and benefits the executive would receive at any subsequent date would likely vary from the amounts set forth below as a result of certain factors, such as a change in any additional benefits the officer may have accrued as of that time under applicable benefit or compensation plans.

Name	Event (1)	Salary ($)	Bonus ($)	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Healthcare and Life Insurance Benefits ($)	Total ($)
Albert L. Eilender	Termination without cause or resignation for good reason	106,413	-	1,013	13,782	-	121,208

	Termination without cause or resignation for good reason following a change in control	1,251,922	385,638	11,922	162,136	-	1,811,618

Douglas Roth	Termination without cause or resignation for good reason	203,293	-	-	-	3,200	206,493

	Termination without cause or resignation for good reason following a change in control	621,836	306,354	-	-	25,596	953,786

Salvatore Guccione	Termination without cause or resignation for good reason	850,000	-	-	-	-	850,000

	Termination without cause or resignation for good reason following a change in control	850,000	419,349	-	-	25,512	1,294,861

Ronald Gold	Termination without cause or resignation for good reason	637,500	-	3,239	73,782	19,032	733,553

	Termination without cause or resignation for good reason following a change in control	850,000	179,006	4,318	98,376	25,376	1,157,076

Frank DeBenedittis	Termination without cause or resignation for good reason	284,144	-	-	-	3,172	287,316

	Termination without cause or resignation for good reason following a change in control	426,216	183,990	-	-	25,376	635,582

(1)       Amounts payable upon termination without cause or resignation for good reason following a change in control set forth above have been determined assuming that the change in control agreements entered into on July 2, 2012 were in effect on June 30, 2012.

COMPENSATION OF DIRECTORS
The following table documents the compensation of our directors for the fiscal year ended June 30, 2012.

	Fees
	Earned or
	Paid in	Option	Stock Awards
Name	Cash (1)	Awards (2)	(3)	Total
Robert A. Wiesen	$108,500	$-	$45,002	$153,502

Hans C. Noetzli	113,000	-	45,002	158,002

William N. Britton	93,000	-	45,002	138,002

Richard P. Randall	107,000	-	45,002	152,002

Natasha Giordano	53,500	-	45,002	98,502

Directors also receive reimbursement for expenses incurred in connection with meeting attendance.

(1)  Includes payments made in fiscal 2012 for attendance at certain meetings held at the end of fiscal 2011 and does not include payments for attendance at certain meetings held at the end of fiscal 2012 for which payments will be made in fiscal 2013. The fiscal 2012 fees for non-employee directors consisted of an annual retainer of $47,500, $11,000 for the lead independent director, $10,000 for audit and risk committee chairman, $7,500 for compensation committee chairman, and $5,000 retainer for nominating and governance chairman. Compensation for each board of directors meeting is $1,500 per meeting. Additionally, independent directors receive an additional $1,500 for each independent director meeting. Compensation for audit & risk, nominating and governance and compensation committees meetings include $2,000 per meeting, $1,000 per meeting and $1,500 per meeting, respectively.  Employees of the Company who are also directors will not receive any separate fees for acting as directors.

(2) There were no option grants awarded in fiscal 2012.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards granted during the year computed in accordance with generally accepted accounting principles. Typically the directors receive a grant of restricted stock award in December, following the annual meeting of shareholders. The value of restricted stock awards for fiscal 2012 was pre-determined at a value of $45,000. The restricted stock awards vest over thirteen months.

The following is a list of the outstanding options and restricted stock awards held by each director as of June 30, 2012:

	Option Awards	Stock Awards
Robert A. Wiesen	48,730	6,934
Hans C. Noetzli	58,855	6,934
William N. Britton	28,480	6,934
Richard P. Randall	-	6,934
Natasha Giordano	-	6,934

All such director options were granted at the fair market value determined on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the independent directors responsible for compensation matters has ever served as officer or employee of the Company or any of our subsidiaries.  During the last fiscal year, none of our senior executives served on the board of directors or committee of any other entity whose officers served either on our board of directors or executive compensation committee. None of the members of the compensation committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000.

REPORT OF THE AUDIT & RISK COMMITTEE

The audit & risk committee acts under a written charter adopted by the audit & risk committee and approved by the board of directors.  The audit & risk committee charter is available on the Company’s corporate website-www.aceto.com.

The audit & risk committee is comprised of Richard P. Randall (Chairman), William N. Britton and Hans C. Noetzli.   Each of these directors meets the independence and expertise requirements of the SEC and the NASDAQ Global Select Market.   The audit & risk committee recommends to the Board of Directors the approval of the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent accountants.  The audit & risk committee met regularly with the Company’s independent accountants during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002.  In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit & Risk Committee Charter, the audit & risk committee reviewed all services performed by BDO USA, LLP for the Company within and outside the scope of the quarterly review and annual auditing functions.

The audit & risk committee also:

●	Met to discuss the quarterly unaudited and the annual audited financial statements with management and BDO USA, LLP prior to the statements being filed with the SEC;

●	Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such filings;

●	Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

●	Reviewed quarterly earnings releases prior to their publication;

●	Reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP;

●	Reviewed and made recommendations to the board of directors to revise the committee’s charter as necessary in order to comply with newly enacted rules and regulations;

●	Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

●
Reviewed the audit, tax and audit-related services the Company had received from BDO USA, LLP and determined that the providing of such services by BDO USA, LLP was compatible with the preservation of their independent status as our independent registered public accounting firm.

●
Met to discuss with the Company’s senior risk officer, and other members of management responsible for managing risk, as well as other members of the board of directors, areas of specific risk identified by management and/or the Committee.

The audit & risk committee also reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2012 with management and discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by AICPA Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Committee has discussed various matters with BDO USA, LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used, alternative treatments for material items that have been discussed with management, and other material written communications between BDO USA, LLP and management. The audit & risk committee also received during the past fiscal year the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the audit & risk committee concerning independence and has discussed with BDO USA, LLP their independence.  Based on the review and discussions referred to in this paragraph, the audit & risk committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted by the members of the audit & risk committee.

Richard P. Randall (Chairman)
William N. Britton
Hans C. Noetzli

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 9, 2012, the number and percentage of shares of the Company’s outstanding common stock owned by each named executive officer, each director and each person that, to the best of the Company’s knowledge, owns more than 5% of the Company’s issued and outstanding common stock, and all executive officers and directors as a group.  Unless indicated otherwise, the information in the table is as of October 9, 2012 and the business address of each person is c/o Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

	Number of Shares
	Beneficially
	Owned (excluding	Exercisable Stock
	stock options and	Options and
	restricted stock	Restricted Stock	Total Beneficial
Name and Address of Beneficial Owner	units) (1)	Units(2)	Ownership	Percent(3)

Albert L. Eilender	115,731	73,729	189,460	*
Douglas Roth	67,009	64,332	131,341	*
Salvatore Guccione	55,359	25,167	80,526	*
Ronald Gold	848,500	1,999	850,499	3.1%
Frank DeBenedittis	58,881	67,332	126,213	*
Robert A. Wiesen	11,863	48,730	60,593	*
Hans C. Noetzli	42,344	48,730	91,074	*
William N. Britton	31,319	28,480	59,799	*
Richard P. Randall	23,792	-	23,792	*
Natasha Giordano	6,934	-	6,934	*

Dimensional Fund Advisors LP (4)	2,050,379	-	2,050,379	7.5%
6300 Bee Cave Road
Austin, TX 78746

DePrince, Race & Zollo, Inc. (4)	1,897,619	-	1,897,619	7.0%
250 Park Avenue South
Winter Park, FL 32789

BlackRock Inc. (4)	1,533,871	-	1,533,871	5.6%
40 East 52nd Street
New York, NY 10022

All executive officers and directors as a	1,569,116	474,659	2,043,775	7.4%
group (19 persons)

* Less than 1%.

(1)	Unless otherwise indicated, each person has, or shares with his spouse, sole voting and dispositive power over the shares shown as owned by him.

(2)
For purposes of the table, a person is deemed to have “beneficial ownership” of any shares which such person has the right to acquire within 60 days after the record date.  Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 27,163,984 shares issued and outstanding as of the record date.

(4)	Based on information filed on Schedule 13G with the Securities and Exchange Commission as of June 30, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert A. Wiesen, a director of the Company, is a partner in Clifton, Budd & DeMaria (“Clifton Budd”), a law firm which served as labor and employment counsel to the Company. During fiscal 2012, the Company paid approximately $3,000 to Clifton Budd for legal services rendered to the Company. The Company has not utilized the legal services of Clifton Budd & DeMaria, LLP since July 2011 and it will not do so in the future.

The Company has purchased inventory and incurred product development costs from Mirror Pharmaceuticals LLC, which is partially owned by Ronald Gold and David Rosen. In addition, Aceto incurred product development costs from an affiliate of Mirror Pharmaceuticals LLC. Payments to these two related companies approximated $3,082,000 and $1,326,000 in fiscals 2012 and 2011, respectively.

Pursuant to its charter, the Company’s Audit & Risk Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all “Related Party Transactions” of the Company as required by the applicable NASDAQ listing rule. For purposes of the audit & risk committee charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR (PROPOSAL ONE).

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As previously described in detail in the “Compensation Discussion and Analysis”, our executive compensation programs are designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Please see the “Compensation Discussion and Analysis” beginning on page 21 and the Executive Compensation  disclosure beginning on page 28 for additional details about our executive compensation programs and information about the fiscal year 2012 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in the proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS THAT YOU APPROVE, ON  A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPANY’S PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND ANY RELATED MATERIAL DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL THREE

APPROVAL OF THE EXECUTIVE PERFORMANCE AWARD PLAN

Our board of directors has adopted the Aceto Corporation Executive Performance Award Plan (the “Plan”), subject to approval by the Company’s shareholders, in order to provide for the payment of performance-based incentive awards to certain of our executive officers.  Your approval is being requested so that certain bonus awards under the Plan will be exempt (“Exempt Awards”) from the deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Section 162(m) of the Code limits the amount of compensation that may be deducted by the Company in any taxable year with respect to “covered employees” (i.e., our Chief Executive Officer and three highest compensated officers other than the Chief Executive Officer or the Chief Financial Officer) to $1 million per person.  However, certain performance-based compensation, such as amounts paid pursuant to Exempt Awards, should not be subject to this deduction limitation if shareholder approval is obtained.

The following statements include summaries of certain provisions of the Plan.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan, which is included in this proxy statement as Appendix A.

Description of the Plan

Administration

The Plan will be administered by our compensation committee, which is composed of “outside directors” as defined under Section 162(m) of the Code.  The compensation committee has authority to interpret the Plan and awards thereunder, to determine eligibility for awards, to determine the performance goals and other terms and conditions applicable to any award, and to take all actions necessary or appropriate in administering the Plan.  Any interpretation or decision by the compensation committee with respect to the Plan or any award will be final and conclusive as to all parties.

Eligibility

Executive officers of the Company or any of its subsidiaries are eligible to participate in the Plan.  The compensation committee will select, from among those eligible, the persons who will from time to time participate in the Plan.

Award Terms

Awards under the Plan represent the opportunity for a participant to receive performance-based incentive compensation with respect to a specified performance period consisting of the Company’s fiscal year (or such other period as the compensation committee may determine), but only if all conditions to payment have been satisfied.  For each award, the compensation committee will establish a performance goal or goals; provisions specifying when adjustments to the performance goal or goals will be made; the amount or range of amounts potentially payable under the award; and any other award terms and conditions that the compensation committee deems appropriate, subject in each case to the terms of the Plan.  For Exempt Awards, the compensation committee will establish in writing the performance goal or goals and other applicable terms of the awards not later than the 90th day of the performance period or, if earlier, the last day of the period constituting the first quarter of the performance period.

Performance Goals and Performance Criteria

For purposes of the Plan, a performance goal is a specified target or objective, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition to a participant’s receipt of payment with respect to an award.  A performance goal need not be based upon an increase, a positive or improved result or avoidance of loss.  The payment of each Exempt Award shall be conditioned upon the attainment of one or more performance goals that (i) state, in terms of an objective formula or standard, the amount of bonus payable to a participant if the performance goal is obtained, and (ii) is based upon one or more of the following business criteria (which may be determined for these purposes by reference to the Company as a whole, any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or any combination thereof):

● profit before taxes
● total shareholder return
● gross revenue
● net income
● EBITDA
● cash flow
● return on equity
● cost reductions and savings
● stock price
                ● market share
                ● net revenue
                ● pre-tax income
                ● operating income
                ● earnings per share
                ● return on invested capital or assets
                ● return on revenues or productivity

Adjustments

For Exempt Awards, the compensation committee may provide that, upon the future occurrence of one or more specified objectively defined events that do not depend on the unilateral exercise of discretion by the Company, the performance goals or the measurement thereof will be adjusted in an objective manner, subject to certain limitations.  For other awards, the compensation committee may adjust a performance goals or the measurement thereof in any manner it deems to be appropriate to carry out the purposes of the Plan.

Certification; Determination of Amount of Awards

No participant shall receive any payment under the Plan for a performance period unless the compensation committee has certified, by resolution or other appropriate action in writing, that the applicable performance goal or goals and all other material award terms were in fact satisfied.  Following such certification, the Committee will then determine the actual payment, if any, under each award.  The actual payment under an Exempt Award may be less than (but in no event more than) the amount indicated by the certified level of achievement under the Exempt Award.  The actual payment under any other award may be more or less than the amount indicated by the level of achievement under the award.

Payment of Awards

The amount payable pursuant to each award will be paid to the participant in a single lump cash payment not more than 2 ½ months following the end of the Company’s fiscal year in which the performance period ends.  However, subject to any requirements the compensation committee may impose, a participant may be entitled to defer receipt, under the terms and conditions of any applicable deferred compensation plan of the Company, of the payment all or a portion of any award otherwise due under the Plan.  In addition, in lieu of cash, the compensation committee may settle all or a portion of an award payable to a participant with equity-based awards pursuant to the 2010 Equity Participation Plan, as amended and restated, which equity-based awards shall be subject to such terms and conditions (including vesting requirements) as the compensation committee may determine.

Payment Limit

The maximum amount payable to any person in any fiscal year of the Company under Exempt Awards will be $1.5 million.

Termination of Employment

If a participant’s employment is terminated during a performance period due to death, “disability” (as defined in the Plan) or involuntary discharge (other than for “cause,” as defined in the Plan), the participant shall be entitled to a prorated portion of the cash bonus award he or she would otherwise have received, based on the number of full or partial months that the participant was employed by the Company or its subsidiaries during the performance period, unless otherwise determined by the compensation committee.  The award shall be paid at the same time payment would have otherwise been made with respect to such award had such termination not occurred.

Recoupment of Awards

Each award paid or payable under the Plan shall for a period of  two years (or such longer period as the compensation committee may determine in its discretion) be subject, to forfeiture, cancelation and/or repayment to the Company if: (i) the payment of such award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria; (ii) in the compensation committee’s view, the participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company; and (iii) in the compensation committee’s view, a lesser payment (or no payment) of such award would have occurred based on a correct calculation or upon restated financial results or other performance criteria.

In addition, any amounts paid under the Plan shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing conditions.

Amendment and Termination

The board of directors may amend or terminate the Plan at any time, subject to approval by the Company’s shareholders of any such amendment to the extent required by Section 162(m) of the Code.

Plan Benefits

Due to the performance-based nature of awards under the Plan and the discretion of the compensation committee to adjust awards, the benefits or amounts that will be received by or allocated to eligible persons under the Plan is not presently determinable.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE EXECUTIVE PERFORMANCE AWARD PLAN.

PROPOSAL FOUR

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF ACETO CORPORATION’S 2010 EQUITY PARTICIPATION PLAN

General

Our board of directors has proposed amending and restating the Aceto Corporation 2010 Equity Participation Plan (the “2010 Plan”), and directed that the amended and restated 2010 Plan be submitted to the shareholders for approval at the annual meeting.

The following statements include summaries of the substantive changes reflected in the amended and restated 2010 Plan and certain other features of the amended and restated 2010 Plan.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 2010 Plan, as proposed to be amended and restated, which is included in this proxy statement as Appendix B.

Proposed Changes

There are two substantive changes reflected in the amendment and restatement: (1) increasing the number of shares available for issuance pursuant to awards under the 2010 Plan by 3,250,000 shares; and (2) extending the term of the 2010 Plan to September 5, 2022. Additional changes are described below.

● Increase in Shares.  The number of shares reserved for issuance under the 2010 Plan is 2,000,000.  As of September 6, 2012, the number of shares available for issuance under future awards under the 2010 Plan approximated 60,000 shares.  Our board of directors believes the number of shares available for issuance should be increased by 3,250,000 shares.  The increase represents approximately 12% of the total number of outstanding shares of common stock on September 6, 2012.  We expect that the increase will be sufficient to allow us to continue our current stock-based incentive compensation programs through fiscal 2016.  As stated above and in the “COMPENSATION DISCUSSION AND ANALYSIS” section of this proxy statement, we use stock-based incentive compensation as a key component of our pay-for-performance philosophy.

● Extension.  By its terms, the 2010 Plan will expire on October 11, 2020.  Our board of directors believes the expiration date should be extended to September 5, 2022 so that the Company may continue granting awards under the 2010 Plan until the tenth anniversary of the board’s approval of the amendment and restatement of the 2010 Plan.

Other Changes

There are a number of non-substantive changes in the amended and restated 2010 Plan. These include:

● clarifying (i) the treatment of outstanding awards upon a grantee’s termination of employment or other service and (ii) the terms and conditions to which Restricted Stock Unit awards are subject;

● adding two business criteria (i.e., total shareholder return and EBITDA) that may be used in performance goals; and

● adding provisions intended to promote compliance with legal requirements, including Section 10D of the Exchange Act which requires forfeiture or recovery of compensation in certain circumstances and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Purpose

The purpose of the 2010 Plan is to advance the interests of the Company by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company and by providing those employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Shares Subject to the Plan

The maximum number of shares of common stock that may be issued pursuant to Stock Awards granted under the 2010 Plan shall not exceed, in the aggregate, 2,000,000 shares, which number will be increased by an additional 3,250,000 shares if this Proposal is approved by the Company’s shareholders.  The closing price of our common stock as reported by the Nasdaq Global Select Market on October 9, 2012 was $9.08.

Shares of common stock that are subject to options or stock appreciation rights shall be counted against the overall limit as one share for every share granted.  Shares of common stock that are subject to Stock Awards other than options or stock appreciation rights shall be counted against the overall limit as 2.5 shares for every share granted.

During any one calendar year, no grantee who is an employee shall be granted:
●	Stock options to purchase more than 300,000 shares.

●	Stock appreciation rights entitling the grantee-employee to appreciation with respect to more than 300,000 shares.

●	Performance-based Stock Awards of any kind with respect to more than 300,000 shares.

The compensation committee may appropriately adjust the above individual maximum share limitations, the aggregate number of shares of common stock available for grant of Stock Awards and the exercise price of a Stock Award to reflect changes in the Company’s capital structure or business by reason of certain corporate transactions or events, such as, among other things, a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like.

Administration

The 2010 Plan is administered by our compensation committee.  Subject to certain limitations, as set forth in the 2010 Plan, the compensation committee has the authority to determine the employees and non-employee directors of, and the consultants and advisors to, the Company, and any parent and subsidiary corporations, to whom Stock Awards shall be granted, as well as the number of shares to be covered by each Stock Award grant.  Except as specifically provided in the 2010 Plan, the interpretation and construction by the compensation committee of any provision of the 2010 Plan or of any Stock Award shall be final and conclusive.  The receipt of a Stock Award by any member of the compensation committee shall not preclude his vote on any matters in connection with the administration or interpretation of the 2010 Plan.

Eligibility

Subject to certain limitations, as set forth in the 2010 Plan, Stock Awards may be granted under the 2010 Plan to individuals and entities who, in the case of incentive stock options, are employees of either the Company or a parent or subsidiary of the Company, or, in the case of all other Stock Awards, are employees and non-employee directors of, and consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company.

Options

Nature of Options

The compensation committee may grant options under the 2010 Plan that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code and it may grant nonstatutory stock options that are not intended to so qualify, to eligible persons under the 2010 Plan.

Option Price

The option price of the shares subject to an incentive or nonstatutory stock option may not be less than the fair market value (as defined in the 2010 Plan) of the Company’s common stock on the date upon which such option is granted; provided, however, that if an incentive stock option is granted to an individual who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of stock of the Company, or of a parent or subsidiary of the Company, the option price of the shares subject to that option must be at least 110% of the fair market value of the Company’s common stock on the date upon which that option is granted.

Exercise of Options

Incentive and nonstatutory stock options granted under the 2010 Plan shall be exercised by the delivery by the holder thereof to a plan administrator designated by the Company or, if no plan administrator is so designated, to the Company’s Secretary at the Company’s principal office, of written notice of the number of shares with respect to which the incentive or nonstatutory option is being exercised.  Such notice must be accompanied, or followed within five days, by payment of the full option price of such shares, which payment must be made by the holder’s delivery of a check in such amount payable to the order of the Company, or previously acquired common stock of the Company, the fair market value of which shall be determined as of the date of exercise.  Alternatively, if provided in the Stock Award agreement relating to the option, the holder may elect to have the Company reduce the number of shares issuable upon the exercise of the option by a number of shares having a fair market value equal to the amount of the aggregate exercise price of the options that are exercised.

Duration of Options

No incentive or nonstatutory stock option granted under the 2010 Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an incentive stock option is granted to a 10% shareholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Non-Transferability

Incentive and nonstatutory stock options granted under the 2010 Plan are not transferable other than by will or by the laws of descent and distribution, and such options are exercisable, during a holder’s lifetime, only by the grantee; provided, however, that a nonstatutory stock option may, upon the approval of the compensation committee, be transferred in whole or in part during a grantee’s lifetime to certain family members of a grantee through a gift or domestic relations order.

Death, Disability or Termination of Employment or Services

Subject to certain limitations as set forth in the Plan and unless otherwise provided in a grantee’s award agreement:

●           in the event a grantee’s services are involuntarily terminated by the Company, or voluntarily terminated by the grantee other than due to retirement or permanent disability, while such grantee holds incentive or nonstatutory stock options, all unvested options held by the grantee shall expire immediately upon such termination of service;

●           if grantee’s services are terminated due to retirement or permanent disability, or if a grantee dies prior to termination of service, while such grantee holds unvested incentive or nonstatutory stock options, the unvested options shall continue to vest for the period ending upon the earlier of their stated vesting date(s) or the date occurring one year after the date of such termination of service or the grantee’s death, as the case may be;

●           if a grantee, while holding exercisable incentive or nonstatutory stock options, dies prior to termination of service, then the exercisable options held by the grantee shall be exercisable by the executor or administrator of the grantee’s estate or by the person(s) to whom the deceased grantee’s rights under those options shall have passed by will or by the laws of descent or distribution, until the earlier of their stated expiration date(s) or the date occurring one year after the date of the grantee’s death;

●           if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of permanent disability, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring one year after the date of such termination of service;

●           if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of retirement, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring three years after the date of such termination of service;

●           if a grantee, while holding exercisable incentive or nonstatutory options, incurs a termination of service because of a voluntary resignation other than retirement or permanent disability, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or the date occurring 90 days after such termination of service;

●           if a grantee, while holding exercisable incentive or nonstatutory stock options, incurs a termination of service because of an involuntary termination, then the exercisable options held by the grantee shall be exercisable by the grantee until the earlier of their stated expiration date(s) or 30 days after the date of such termination of service.

Stock Appreciation Rights

The compensation committee may grant stock appreciation rights (or “SARs”) to eligible persons under the 2010 Plan.  A SAR entitles the grantee to exercise the SAR, in whole or in part, in exchange for a payment of shares of the Company’s common stock, cash or a combination thereof, as determined by the compensation committee, equal in value to the excess of the fair market value of the shares of the Company’s common stock underlying the SAR, determined on the date of exercise, over the fair market value of the Company’s common stock underlying the SAR on the date of grant.

No SAR granted under the 2010 Plan shall be exercisable after the expiration of ten years from the date of its grant.

SARs that are unvested, or vested but unexercised, at the time of death, disability or termination of employment or services, will be treated in the same manner as options upon the occurrence of those events, as described above.

Restricted Stock and Restricted Stock Units

The compensation committee may grant restricted stock and restricted stock units to eligible persons under the 2010 Plan.  A restricted stock award is an award of shares of the Company’s common stock that is subject to certain conditions on vesting and to certain restrictions on transferability.  A restricted stock unit entitles the grantee to receive one share of the Company’s common stock, cash equal to the fair market value of a share of the Company’s common stock on the date of vesting, or a combination thereof.

Grants of restricted stock and restricted stock units shall vest as determined by the compensation committee.  Subject to certain limitations as set forth in the Plan, in the event a grantee incurs a termination of service because of involuntary termination by the Company, or voluntary termination by the grantee other than retirement or permanent disability, while such grantee holds restricted stock or restricted stock units, all unvested restricted stock or restricted stock units held by such grantee shall forfeit to the Company immediately upon such termination of service.  If a grantee incurs a termination of service due to retirement or permanent disability, or if a grantee dies prior to termination of service, while such grantee holds unvested restricted stock or restricted stock units, such unvested restricted stock or restricted stock units shall, if not performance-based, vest immediately, or, if performance-based, continue to vest for the period ending upon the earlier of their stated vesting date(s) or the date occurring one year after the date of such termination of service or the grantee’s death, as the case may be.

In determining the vesting requirements with respect to a grant of restricted stock or restricted stock units, the compensation committee may impose such restrictions on any shares granted as it may deem advisable, including restrictions relating to length of service, corporate performance, attainment of group performance goals, federal or state securities laws, and Section 162(m) of the Code.

During the period that the restricted stock are unvested, the grantee will be the record owner of the restricted stock and shall be entitled to receive all dividends and other distributions paid with respect to those awards while they are restricted.  However, if any dividends or distributions are paid in shares of Company stock or other property during the period of restriction, the shares and/or other property deliverable shall be held by the Company or third party custodian or trustee and will be subject to the same restrictions as the restricted stock or restricted stock units with respect to which they were issued.

For cash dividends paid on or before June 12, 2012, additional restricted stock units were awarded to each grantee with respect to his or her then outstanding restricted stock units equal in value to the number of restricted stock units outstanding multiplied by the per share dividend amount over the fair market value of the common stock on such date (subject to the same terms and conditions as the corresponding restricted stock units), and (ii) for cash dividends paid after June 12, 2012, the Company shall accrue on its books on behalf of each grantee an amount in cash equal to the number of then outstanding restricted stock units he or she has multiplied by the per share dividend amount (which amount will be subject to the same terms and conditions and will be paid (without interest) on the same dates as the corresponding restricted stock units).

No shares granted pursuant to a grant of restricted stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

Stock Bonuses

The compensation committee may grant stock bonus awards to eligible persons under the 2010 Plan.  Subject to certain limitations, as set forth in the 2010 Plan, a stock bonus award shall entitle the grantee to receive payment of a bonus in the form of shares of common stock of the Company.  Shares granted pursuant to a stock bonus shall vest as determined by the compensation committee.

Performance Goals

The compensation committee may grant Stock Awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.  Performance-based Stock Awards may be granted, vest and be paid based on attainment of specified performance goals established by the compensation committee.  These performance goals shall be based upon one or more of the following business criteria, which may be determined for these purposes by reference to the Company as a whole, any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or any combination thereof:

● profit before taxes
● total shareholder return
● gross revenue
● pre-tax income
● cash flow
● return on equity
● cost reductions and savings
● EBITDA
● stock price
● market share
● net revenue
● operating income
● earnings per share
● return on invested capital or assets
● return on revenues or productivity

These criteria may be modified at the discretion of the compensation committee to take into account significant nonrecurring items, or an event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expense as the compensation committee deems appropriate.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Stock Awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without shareholder approval.

Forfeiture and Compensation Recovery

Stock Awards and any compensation directly attributable to a Stock Award may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by our board of directors or compensation committee at any time, including in response to the requirements of Section 10D of the Exchange Act and, or as otherwise required by law.

Change in Control

Subject to certain limitations, as set forth in the 2010 Plan, in the event of a change in control of the Company, our board of directors shall have the discretion to, among other things, accelerate the vesting and the lapsing of restrictions of Stock Awards, and cancel outstanding incentive or nonstatutory stock options in exchange for cash.  A change in control will be deemed to have occurred upon:

●           a person being or becoming a beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities, or to the extent permitted by the 2010 Plan such lesser percentage of voting power as determined by the compensation committee (but in no event less than 20%);

●           the merger or consolidation of the Company where the Company is not the surviving corporation or pursuant to which the Company’s common stock will be converted into cash, securities and/or other property, other than a merger of the Company in which the shareholders of the Company have the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had immediately before;

●           the sale or other disposition of all or substantially all of the assets or earning power of the Company; or

●           the approval of the liquidation or dissolution of the Company by the Company’s shareholders or board of directors.

Amendment and Termination

The 2010 Plan (but not Stock Awards previously granted under the 2010 Plan) shall terminate on October 11, 2020, which date will be extended to September 5, 2022 if this Proposal is approved by the Company’s shareholders.  Subject to certain limitations, as set forth in the 2010 Plan, the 2010 Plan may be amended or modified from time to time or terminated at an earlier date by the Company’s board of directors or by its shareholders.

Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2010 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances.  Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed).

Nonstatutory Stock Options

In general, the grantee of a nonstatutory stock option will recognize compensation income at the time he or she exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him or her over the option price and the Company will receive a corresponding income tax deduction in the year of exercise in the same amount as is includable in the grantee’s income.

Incentive Stock Options

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the grantee or the Company from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the grantee.  Instead, the grantee will recognize gain or loss when he or she sells or disposes of the shares transferred to him or her upon exercise of the incentive stock option.  For purposes of determining such gain or loss, the grantee’s basis in such shares will be his or her option price.  If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him or her upon exercise of the incentive stock option, the grantee will realize long-term capital gain treatment upon their sale or disposition.

Generally, the Company will not be allowed a deduction with respect to an incentive stock option.  However, if a grantee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the grantee upon the sale or disposition of the shares transferred to him or her upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the grantee upon such exercise exceeds the option price will be included in determining the grantee’s alternative minimum taxable income.  In addition, for purposes of such tax, the basis of such shares will include such excess.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in its taxable year to the extent that such compensation exceeds $1,000,000.  “Covered employees” are a company’s chief executive officer on the last day of the taxable year and the three other most highly paid executive officers (other than the Chief Financial Officer) whose compensation is required to be reported to shareholders in its proxy statement.  Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on performance goals established by the compensation committee, is not considered in determining whether a “covered employee’s” compensation exceeds $l,000,000.  It is intended that certain awards under the 2010 Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

Future Plan Awards

Because future awards under the 2010 Plan are entirely within the discretion of the compensation committee, actual awards cannot be determined at this time.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF ACETO CORPORATION’S 2010 EQUITY PARTICIPATION PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit & Risk Committee, the Board of Directors has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the year ending June 30, 2013.  BDO USA, LLP has been the independent registered public accounting firm of the Company since 2005.

Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by shareholders of its appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 is a matter of good corporate practice.  If shareholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain BDO USA, LLP, but may still retain them.  Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Company anticipates that representatives of BDO USA, LLP will attend the annual meeting for the purpose of responding to appropriate questions.  At the annual meeting, the representatives of BDO USA, LLP will be afforded an opportunity to make a statement if they so desire.

The aggregate fees for professional services rendered by BDO USA, LLP for the years ended June 30, 2012 and 2011 were:

	Fiscal 2012	Fiscal 2011

Audit fees	$943,000	$959,000
Audit related fees	-	122,000
Tax fees	56,000	71,000
All other fees	-	5,000

Total fees	$999,000	$1,157,000

Audit fees are fees for the audit of the Company’s annual financial statements included on Form 10-K, including the audits of internal control over financial reporting, reviews of the quarterly financial statements, statutory audits and assistance with and review of documents filed with the SEC.

Audit related fees for fiscal 2011 consisted of fees for due diligence, accounting consultations and audits in connection with the Rising acquisition.

Tax fees are fees for tax services, including tax compliance, tax advice and planning.

All other fees for fiscal 2011 include consultation related to employee training.

The audit & risk committee reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING JUNE 30, 2013.

SHAREHOLDER PROPOSALS

In order to include information with respect to a shareholder proposal in the Company’s proxy statement and related form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange.

Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2013 annual meeting of shareholders must be received by us at Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050, Attention, Secretary, no later than June 19, 2013.  Any shareholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a shareholder other than for inclusion in our proxy statement and related form of proxy for our 2013 annual meeting of shareholders, timely notice of any shareholder proposal must be received by us in accordance with our By-Laws and our rules and regulations no later than September 6, 2013 and no earlier than August 7, 2013, unless the date of the annual meeting is more than 30 days before or 60 days after the anniversary of the 2012 annual meeting of shareholders. Any proxies solicited by the Board of Directors for the 2013 annual meeting of shareholders may confer discretionary authority to vote on any proposals notice of which is not timely received. In order to include information with respect to a shareholders proposal in our proxy statement and form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

The notice shall set forth as to each matter the shareholders proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business (v) certain other information set forth in our By-laws and (vi) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a shareholder proposal.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder (E) certain other information set forth in our By-laws and (F) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected); and as to such shareholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2012 as filed with the SEC, including the financial statements, our committee charters, and our code of business conduct and ethics, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer, Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050.  You can also access our 2012 Form 10-K on our website at www.aceto.com by clicking on “Investor Relations”, then “Corporate Governance” and then on “SEC Filings”.  You can also access our committee charters at our website by clicking on “Corporate Governance”.

OTHER BUSINESS

The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please submit your proxy or voting instructions.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas Roth
Douglas Roth
Chief Financial Officer

Dated: October 18, 2012

Appendix A

ACETO CORPORATION
EXECUTIVE PERFORMANCE AWARD PLAN

I              PURPOSE

The purpose of the Aceto Corporation Executive Performance Award Plan (the “Plan”) is to advance the interests of the Company by providing for the grant of Awards to eligible employees of the Company and its subsidiaries, including Awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code (“Exempt Awards”).

II             CERTAIN DEFINITIONS

For the purposes of the Plan, the following terms shall have the following meanings:

AWARD:  A performance-based incentive award opportunity under the Plan that is granted to a Participant with respect to a Performance Period.

BOARD:  The Board of Directors of Aceto Corporation.

CAUSE:  With respect to a Participant: (i) the conviction of the Participant for committing an act of fraud, embezzlement, theft or other act constituting a felony, or the guilty or nolo contendere plea of the Participant to such a felony; (ii) fraud, embezzlement, theft or other misappropriation by the Participant of funds or property of the Company or any of its subsidiaries; (iii) material neglect, or refusal by the Participant to discharge, perform or observe the Participant’s job duties and responsibilities, provided the Participant has been given written notice of such neglect or refusal, and has not cured such neglect or refusal within ten (10) business days thereafter; or (iv) a material breach of the Participant under any written agreement with the Company or its subsidiaries.  Notwithstanding the foregoing, if a Participant and the Company (or any of its subsidiaries) have entered into an employment, change in control or other similar agreement that specifically defines the term “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that agreement.

CODE:  The Internal Revenue Code of 1986, as amended, and including and the applicable regulations thereunder.

COMMITTEE: The Compensation Committee of the Board, except that if any member of the Compensation Committee is not an “outside director” (as defined in Section 162(m) of the Code), the term “Committee” means a subcommittee of the Compensation Committee consisting solely of two (2) or more Compensation Committee members who are “outside directors” as so defined.  The Committee shall consist solely of two (2) or more “outside directors”.

COMPANY: Aceto Corporation and any successor thereto.

DISABILITY:  With respect to a Participant, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.  The determination of a Participant’s Disability shall be made by the Committee in its sole discretion.

ESTABLISHMENT DEADLINE:  With respect to a Performance Period for an Exempt Award, the ninetieth day of the Performance Period or, if earlier, the last day of the period constituting the first quarter of the Performance Period.

PERFORMANCE PERIOD:  The Company’s fiscal year or such other period as the Committee may determine with respect to an Award.

III            EFFECTIVE DATE; TERM

The Plan is effective commencing as of July, 1, 2012, subject to requisite approval by the Company’s shareholders, and shall remain in effect until such time as it shall be terminated by the Board.  No Award shall be payable under the Plan absent such shareholder approval.

IV            ELIGIBILITY; PARTICIPANTS

Executive officers of the Company or any of its subsidiaries are eligible to participate in the Plan.  The Committee will select, from among those eligible, the persons who will from time to time participate in the Plan (each, a “Participant”).  Participation with respect to one Award under the Plan will not entitle an individual to participate with respect to a subsequent Award or Awards, if any.

V             GRANT OF AWARDS

For each Award, the Committee will establish in writing one or more Performance Goals (as defined in Section VI); any Performance Adjustment (as defined in Section VI); the amount or range of amounts potentially payable under the Award; and any other Award terms and conditions that the Committee deems appropriate, subject in each case to the terms of the Plan.  In the case of an Exempt Award, the Committee will complete these actions by the Establishment Deadline and will not thereafter change the terms of the Exempt Award except to the extent contemplated by Section VII or as otherwise consistent with the performance-based compensation exemption rules of Section 162(m) of the Code.  A Participant who is granted an Award will be entitled to a payment, if any, under the Award only if all conditions to payment have been satisfied.

VI            PERFORMANCE GOALS AND PERFORMANCE CRITERIA

For purposes of the Plan, a “Performance Goal” means a specified target or objective, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition to a Participant’s receipt of payment with respect to an Award.  A Performance Goal need not be based upon an increase, a positive or improved result or avoidance of loss.  In determining whether a Performance Goal has been satisfied, the Committee will apply such Performance Adjustments, if any, as it has determined to be applicable in accordance with this Section VI.

The payment of each Exempt Award shall be conditioned upon the attainment of one or more Performance Goals that (i) state, in terms of an objective formula or standard, the amount of bonus payable to the Participant if the Performance Goal is obtained, and (ii) is based upon one or more of the following Performance Criteria (which may be determined for these purposes by reference to (1) the Company as a whole, (2) any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or (3) any combination thereof):  profit before taxes, stock price, total shareholder return, market share, gross revenue, net revenue, net income, pre-tax income, earnings before interest, taxes, depreciation and amortization (EBITDA), operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity.

For Awards other than Exempt Awards, “Performance Adjustment” means any adjustment in a Performance Goal or the measurement thereof that the Committee determines to be appropriate to carry out the purposes of the Plan.  For Exempt Awards, “Performance Adjustment” means the establishment of a provision requiring, upon the future occurrence of one or more specified Triggering Events, an automatic adjustment in a Performance Goal or the measurement thereof that reflects (in a manner that is objectively determinable and irrevocably established not later than the Establishment Deadline) the impact of such Triggering Event or Events.  For purposes of the Plan, “Triggering Event” means an objectively defined event or events – for example, a change in accounting standards or a significant nonrecurring item – the occurrence of which does not depend on the unilaterally exercised discretion of the Company.  It is intended that the only Performance Adjustments established with respect to an Exempt Award will be those that are consistent with the performance-based compensation provisions of Section 162(m) of the Code.

VII           CERTIFICATION OF PERFORMANCE; AMOUNT PAYABLE UNDER AWARDS

As soon as practicable after the close of a Performance Period (but in each instance prior to payment of the applicable Award), the Committee will determine whether and to what extent, if at all, the Performance Goal or Goals and all other material Award terms applicable to each Award granted for the Performance Period have been satisfied and will certify, by resolution or other appropriate action in writing, that such items were in fact satisfied.  The Committee will then determine the actual payment, if any, under each Award.  The actual payment under an Exempt Award may be less than (but in no event more than) the amount indicated by the certified level of achievement under the Exempt Award.  The actual payment under an Award other than an Exempt Award may be more or less than the amount indicated by the level of achievement under the Award.  In each case the Committee’s discretionary determination, which may affect different Awards differently, will be binding on all parties.

 VIII         PAYMENT OF AWARDS

Except as otherwise provided in this Section VIII, the amount payable pursuant to each Award will be paid to the Participant in a single lump cash payment following satisfaction of the certification requirement set forth in Section VII, but not more than 2 ½ months following the end of the Company’s fiscal year in which the Performance Period ends.  Subject to any requirements imposed by the Committee, each Participant may be entitled to defer receipt, under the terms and conditions of any applicable deferred compensation plan of the Company, of the payment of all or a portion of any Award payments otherwise due under the Plan.  Any such deferral with respect to an Exempt Award will be subject to adjustment for notional interest or other notional earnings on a basis determined by the Committee that is consistent with Section 162(m) of the Code.

Notwithstanding the preceding paragraph, the Committee may, in its discretion, pay all or a portion of an Award payable to a Participant for any Performance Period in equity-based awards (including, without limitation, stock options, stock appreciation rights, restricted stock and restricted stock units) under the Company’s 2010 Equity Participation Plan, as amended and restated, or any successor thereto, which equity-based awards shall be subject to such terms and conditions (including vesting requirements) as the Committee may determine.

IX            PAYMENT LIMITS

The maximum amount payable to any person in any fiscal year of the Company under Exempt Awards will be $1.5 million, which limitation, with respect to any such Exempt Awards for which payment is deferred in accordance with Section XIII, will be applied without regard to such deferral.

X              TERMINATION OF EMPLOYMENT

In the event a Participant’s employment is terminated during a Performance Period due to death or Disability, or if the Participant is involuntary discharged (other than for Cause, death or Disability) such that he or she is no longer in the employ of the Company or any of its subsidiaries, the Participant (or his or her estate in the event of death) shall be entitled to receive cash payment of the Award, if any, that he or she would have otherwise received had he or she not terminated employment; provided that, unless otherwise determined by the Committee, such Award shall be prorated by multiplying the amount of such Award by a fraction, the numerator of which is the number of full or partial calendar months that the Participant was employed by the Company or a subsidiary during the Performance Period and the denominator of which is the number of full or partial calendar months in such Performance Period.  Such Award, if any, will be paid at the same time cash payment would have otherwise been made with respect to such award (disregarding any deferral thereof) had such termination not occurred, subject to the certification requirement set forth in Section VII.

XI            RECOUPMENT OF AWARDS

Notwithstanding anything contained in the Plan, each Award paid or payable under the Plan shall for a period of two years (or such longer period as the Committee may determine in its discretion) be subject to forfeiture, cancelation and/or repayment to the Company if –

(i)	the payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria;

(ii)
in the Committee’s view, the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company; and

(iii)	in the Committee’s view, a lesser payment (or no payment) of such Award would have occurred based on a correct calculation or upon restated financial results or other performance criteria.

In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing conditions.

 XII          NO LIMITATION ON OTHER AWARDS OR PLANS

Nothing contained in the Plan shall prohibit the Company from establishing other awards or other incentive compensation plans, programs or other arrangements providing for the payment of incentive compensation to executive officers of the Company and its subsidiaries (including Participants) with respect to the same or different Performance Periods established hereunder.

XIII          SECTION 409A

It is the intent of the Company that all Awards payable hereunder (other than Awards that are deferred pursuant to Section VIII) be exempt from the requirements of Section 409A of the Code (based on the “short-term deferral” exception set forth in Section 409A of the Code).  The Plan shall be interpreted in a manner consistent with such intent.  For purposes of Section 409A of the Code, each payment made under the Plan shall be treated as a separate payment.  Notwithstanding anything contained herein to the contrary, in no event shall the Company or any officer, director, employee or agent of the Company be liable to any Participant for any tax or penalty imposed on such Participant under Section 409A of the Code or otherwise.

XIV          ADMINISTRATION

The Plan will be administered by the Committee.  The Committee shall have full power and authority to interpret the Plan and Awards, to determine eligibility for Awards, to determine the Performance Goals and other terms and conditions applicable to any Award, and to take all other actions necessary or appropriate in administering the Plan.  The Committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers of the Company, to the extent not inconsistent with Section 162(m) of the Code.  Any interpretation or decision by the Committee with respect to the Plan or any Award will be final and conclusive as to all parties.

XV           AMENDMENT AND TERMINATION

The Board shall have the right to amend or terminate the Plan at any time, subject to approval by the Company’s shareholders of any such amendment to the extent required by Section 162(m) of the Code.

XVI          RIGHTS OF PARTICIPANTS

Neither the Plan, nor the adoption or operation of the Plan, nor any documents describing or referring to the Plan (or any part hereof) shall confer upon any employee (including a Participant) any right to continue in the employ of the Company or its subsidiaries or in any way limit the right of the Company or its subsidiaries to terminate the employment of any employee.

The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid under the Plan.  The Plan shall constitute an “unfunded” plan of the Company and no Participant or any other party shall have any interest in the cash or any other asset of the Company prior to such amount being paid.  The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to any Participant or any other party shall be those of a debtor and any rights of any such person shall be limited to those of a general unsecured creditor.

No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any claims of any creditor or subject to any lien.

XVII        MISCELLANEOUS

All Awards under the Plan are subject to withholding, where applicable, for federal, state and local taxes.

In the case of an Exempt Award, the Plan and such Exempt Award will be construed and administered to the maximum extent permitted by law in a manner consistent with qualifying the Exempt Award for the exemption for performance-based compensation under Section 162(m) of the Code, notwithstanding anything to the contrary in the Plan.

The Plan shall be governed by, and all questions arising under the Plan shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

Appendix B

ACETO CORPORATION

2010 Equity Participation Plan

(As Amended and Restated as of September 6, 2012)

[Deleted text is ~~stricken through~~, new text is double underlined]

1.        Purpose.  The ACETO CORPORATION 2010 Equity Participation Plan (the “Plan”) is intended to advance the interests of ACETO CORPORATION (the “Company”) by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company or a parent or subsidiary of the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.  This is accomplished by providing for the granting of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Bonuses, as such terms are defined in Section 2, to employees, non-employee directors, consultants and advisors.  As used herein, the term “parent” or “subsidiary” shall mean any present or future corporation which is or would be a “parent corporation” or “subsidiary corporation” of the Company as the term is defined in Section 424 of the Code (as hereinafter defined) (determined as if the Company were the employer corporation).

2.        Definitions.  Capitalized terms not otherwise defined in the Plan shall have the following meanings:

(a)           “Award Agreement” shall mean a written agreement, in such form as the Committee shall determine, that evidences the terms and conditions of a Stock Award granted under the Plan.

(b)           “Board” shall mean the Board of Directors of the Company.

(c)           “Change in Control” means, except as provided in Section 10(b), the date on which:

(i)           any person (a “Person”), as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company and/or its wholly owned subsidiaries; (B) any “employee stock ownership plan” (as that term is defined in Code Section 4975(e)(7)) or other employee benefit plan of the Company and any trustee or other fiduciary in such capacity holding securities under such plan; (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (D) any other Person who, within the one year prior to the event which would otherwise be a Change in Control, is an executive officer of the Company or any group of Persons of which he or she voluntarily is a part), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities or such lesser percentage of voting power, but not less than 20%, as determined by the Committee;

(ii)          the consummation of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Common Stock would be converted into cash, securities, and/or other property occurs, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had in the Common Stock immediately before; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or earning power of the Company occurs; or

(iii)         the Company’s shareholders or the Company’s Board shall approve the liquidation or dissolution of the Company.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)           “Committee” shall mean a committee or subcommittee of the Board to whom authority has been granted by the Board to make determinations with regard to the Plan, which committee or subcommittee shall consist of at least two persons, each of whom is intended to be an “outside independent director” to the extent required by the rules and regulations of the Nasdaq Stock Market, and an “outside director” to the extent required by Section 162(m) of the Code.  If for any reason the appointed Committee does not meet the requirements of Section 162(m) of the Code, such noncompliance shall not affect the validity of Stock Awards, grants, interpretations or other actions of the Committee.

(f)           “Common Stock” shall mean the common stock, $.01 par value, of the Company.

(g)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h)           “Fair Market Value” means, with respect to the applicable date, the last reported sales price for a share of Common Stock as quoted on the principal stock exchange on which the Common Stock is traded for that date; provided, however, if no such sales are made on such date, then on the next preceding date on which there are such sales. If for any day the Fair Market Value of a share of Common Stock is not determinable by ~~any of~~ the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee under a method that complies with Code Sections 422 and 409A.

(i)            “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the Award Agreement by which it is evidenced.

(j)            “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(k)           “Option” shall mean an Incentive Stock Option or a Nonstatutory Stock Option.

(l)            “Restricted Stock” shall mean an award of shares of Common Stock that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 14 of the Plan.

(m)          “Restricted Stock Units” shall mean an award of a unit consisting of one share of ~~Restricted~~ Common Stock, cash equal to the Fair Market Value of a share of Common Stock of the Company on the date of vesting, or a combination thereof, that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 15 of the Plan.

(n)           “Retirement” means a Grantee’s Termination of Service , with the approval of the Committee, as determined in its sole discretion, after attainment of age 59½, when the Grantee does not intend to continue gainful employment.

(o)           “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

(p)           “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

(q)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(r)            “Stock Appreciation Right” or “SAR” shall mean a right to receive payment of the appreciated value of shares of Common Stock as provided in Section 9 of the Plan.

(s)           “Stock Award” shall mean an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock award, a Restricted Stock Unit award, a Stock Appreciation Right or a Stock Bonus award.

(t)            “Stock Bonus” shall mean a bonus award payable in shares of Common Stock as provided in Section 16 of the Plan.

(u)           “Termination of Service” shall mean (i) with respect to a Stock Award granted to an employee, the termination of the employment relationship between the employee and the Company and all subsidiaries; (ii) with respect to a Stock Award granted to a non-employee director, the cessation of the provision of services as a director of the Company; and (iii) with respect to a Stock Award granted to a consultant, the termination of the consulting arrangement between the consultant and the Company; provided, however, that if a Grantee’s status changes from employee, non-employee director or consultant to any other status eligible to receive a Stock Award under the Plan, the Committee may provide, that no Termination of Service occurs for purposes of the Plan until the Grantee’s new status with the Company, its parent and all subsidiaries terminates. For purposes of this paragraph, if a Grantee is an employee of a subsidiary or parent and not the Company, the Grantee shall incur a Termination of Service when such entity ceases to be a subsidiary or parent, unless the Committee determines otherwise.

3.        Administration.  The Plan shall be administered by the Board or the Committee.  All references in the Plan to the “Committee” shall be deemed to refer to the “Board” if no committee is established for the purpose of making determinations with respect to the Plan.  Except as herein specifically provided, the interpretation and construction by the Committee of any provision of the Plan or of any Stock Award granted under it shall be final and conclusive, provided, that with regard to any provision of this Plan or any Award Agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code.  The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.  This Plan is intended to comply with the applicable provisions of Section 162(m) of the Code with respect to Awards intended to be “performance-based,” and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.  The receipt of a Stock Award by any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

4.        Shares Subject to the Plan.

(a)          The shares subject to Stock Awards granted under the Plan shall be the Common Stock, whether authorized but unissued or held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan.  The maximum number of shares of Common Stock which may be issued pursuant to Stock Awards granted under the Plan (all of which may be issued pursuant to the issuance of Incentive Stock Options) shall not exceed in the aggregate 2,000,000 shares; provided that, on the Restated Adoption Date (as defined in Section 22 below), such maximum number of shares of Common Stock which may be issued pursuant to the Plan was increased by an additional 3,250,000 shares of Common Stock, subject to Stockholder Approval.  Subject to the following limits:

(i)           no Grantee ~~who is an employee~~ shall be granted during any one calendar year Options entitling such Grantee~~-employee~~ to purchase more than 300,000 shares of Common Stock;

(ii)          no Grantee ~~who is an employee~~ shall be granted during any one calendar year Stock Appreciation Rights entitling such Grantee~~-employee~~ to appreciation with respect to more than 300,000 shares of Common Stock; and

(iii)         the aggregate number of shares of Common Stock subject to performance-based Stock Awards granted to a Grantee~~-employee~~ during any one calendar year shall not exceed 300,000 shares of Common Stock.

Each limit in the preceding sentence shall be subject to adjustment in accordance with Section 17.

(b)          The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Stock Awards granted under the Plan.  Any shares of Common Stock that are subject to Stock Awards that are not Options or ~~SARS~~ SARs shall be counted against the maximum number of shares available for the purpose of Stock Awards as 2.5 shares for every share granted.  In the event any Option or SAR granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Stock Awards under the Plan.  In the event any shares of Restricted Stock or Restricted Stock Units are forfeited for any reason or the right to receive any Stock Bonus is terminated for any reason, the shares related thereto, at the rate of 2.5 shares for every share forfeited, shall again be available for Stock Awards under the Plan.  In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Section 12(b) or 29 hereof, the number of shares of Common Stock available for the purpose of Stock Awards under this Plan shall be reduced by (a) the total number of shares underlying the Options or ~~SARS~~ SARs exercised, regardless of whether any of the shares of Common Stock underlying such Stock Awards are not actually issued to the Grantee as the result of a net settlement, (b) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Stock Award, and (c) any shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option or SAR exercise price, which shares shall be counted in the same manner as set forth above based on the Stock Awards to which they relate.

5.        Participation.  The class of individuals and entities that shall be eligible to receive Stock Awards (“Grantees”) under the Plan shall be (a) with respect to Incentive Stock Options, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to all other Stock Awards, all employees and non-employee directors of, and consultants and advisors to, either the Company or any parent or subsidiary entity of the Company; provided, however, no Stock Award shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned, directly or indirectly, by a natural person), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Stock Awards shall be granted, and the number of shares to be covered by each Stock Award grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Committee may deem relevant.  For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Stock Award granted to such individual shall not be exercisable or vest, in whole or in part, for a period of at least one year from the date of grant and, in the event the individual does not commence employment with the Company, the Stock Award granted shall be considered null and void.

6.        Award Agreement.  Each Stock Award granted under the Plan shall be authorized by the Committee, and shall be evidenced by an Award Agreement as is approved by the Committee.  The Award Agreement shall specify the number of shares of Common Stock as to which the Stock Award is granted, the period during which any Option or SAR is exercisable and the option or base price per share thereof, the vesting periods for any Restricted Stock, Restricted Stock Units or Stock Bonus, any performance-based vesting criteria (the “Performance Goals”) and such other terms and provisions as the Committee may deem necessary or appropriate, provided, that with regard to any Stock Award that is intended to comply with Section 162(m) of the Code (other than Options or SARs), any applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto and no such Stock Awards other than Options or SARs shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

7.        Incentive Stock Options.  The Committee may grant Incentive Stock Options under the Plan which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code:

(a)           No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

~~(b)       Each Incentive Stock Option under the Plan must be granted prior to October 11, 2020, which is within ten years from the date the Plan was adopted by the Board.~~

(b)       ~~(c)~~The option price of the shares subject to any Incentive Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a “10% Stockholder”), the option price of the shares subject to the Incentive Stock Option shall be at least 110% of the Fair Market Value of the Common Stock at the time such Incentive Stock Option is granted.

(c)       ~~(d)~~No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant; provided, however, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five years from the date of its grant.  Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 11 hereof.

(d)       ~~(e)~~For purposes of determining stock ownership under this Section 7, the attribution rules of Section 424(d) of the Code shall apply.

8.        Nonstatutory Stock Options.  The Committee may grant Nonstatutory Stock Options under the Plan.  Nonstatutory Stock Options shall be subject to the following terms and conditions:

(a)           A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 5 hereof.

(b)           The option price of the shares subject to a Nonstatutory Stock Option shall not be less than the Fair Market Value of the Common Stock at the time such Nonstatutory Stock Option is granted.

(c)           No Nonstatutory Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

9.        Stock Appreciation Rights.

(a)           The Committee may grant Stock Appreciation Rights to such persons eligible under the Plan as the Committee may select from time to time.  SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. Subject to the terms and conditions of the Award Agreement, an SAR shall entitle the Grantee to exercise the SAR, in whole or in part, in exchange for a payment of shares of Common Stock, cash or a combination thereof, as determined by the Committee and provided for in the Award Agreement, equal in value to the excess of the Fair Market Value of the shares of Common Stock underlying the SAR, determined on the date of exercise, over the base amount set forth in the Award Agreement for the shares of Common Stock underlying the SAR, which base amount shall not be less than the Fair Market Value of such Common Stock, determined as of the date the SAR is granted.  The Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for withholding taxes with respect to such payment.

(b)           No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

(c)           All references in the Plan to “Options” shall be deemed to include “SARs” where applicable.

10.      Transferability of Options.

(a)           No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him or her.

(b)           Notwithstanding Section 10(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during a Grantee’s lifetime, upon the approval of the Committee, to a Grantee’s “family members” (as such term is defined in Rule 701(c)(3) of the Securities Act and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order.  The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such Option pursuant to the transfer.  The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Committee may deem appropriate.  As used in the Plan, the terms “Grantee” (when referring to an Option recipient) and “holder of an Option” shall refer to the grantee of the Option and not any transferee thereof.

11.      Effect of Termination of Employment or Death on Options.

(a)           Unless otherwise provided in the Award Agreement, in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company, or voluntary termination by the Grantee other than Retirement or permanent and total disability (within the meaning of Section 23(e) of the Code) (“Permanent Disability”), while such Grantee holds Options under the Plan, all unvested Options held by such Grantee shall expire immediately upon such Termination of Service.

(b)           Unless otherwise provided in the Award Agreement, if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Options under the Plan, such unvested Options shall continue to vest for the period ending upon the earlier of (A) its stated vesting date(s) or (B) the date occurring one (1) year after the date of such Termination of Service or the Grantee’s death, as the case may be.

(c)           Unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options (or Options that will become exercisable pursuant to subsection (b) above), dies prior to Termination of Service, then each such exercisable Option held by the Grantee shall be exercisable by the executor or administrator of the Grantee’s estate or by the person or persons to whom the deceased Grantee’s rights thereunder shall have passed by will or by the laws of descent or distribution until the earlier of (A) its stated expiration date or (B) the date occurring one (1) year after the date of death.

(d)           Except as otherwise provided in subsection (a) and unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Stock Options (or Options that will become exercisable pursuant to subsection (b) above) incurs a Termination of Service because of Permanent Disability, then each such exercisable Stock Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring one year after the date of such Termination of Service.  Notwithstanding the foregoing, in the event the Company is a party to an employment, consulting or advisory agreement with a Grantee and such agreement provides for termination of employment or engagement based upon a disability or other incapacity, then, for such Grantee, a termination of employment or engagement for disability or other incapacity pursuant to the provisions thereof shall be considered to be a termination based upon Permanent Disability for purposes hereof.  Furthermore, notwithstanding the foregoing, with respect to Stock Awards that are subject to Section 409A of the Code, Permanent Disability shall mean that a Grantee is disabled under Section 409A(a)(2)(c)(i) or (ii) of the Code.

(e)           Except as otherwise provided in subsection (a) and unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Stock Options (or Options that will become exercisable pursuant to subsection (b) above), incurs a Termination of Service because of Retirement, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring three (3) years after the date of such Termination of Service.

(f)            Unless otherwise provided in the Award Agreement, if a Grantee while holding exercisable Options incurs a Termination of Service because of a voluntary resignation, other than Retirement or Permanent Disability, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) the date occurring ninety (90) days after such Termination of Service.

(g)           Unless otherwise provided in the Award Agreement, if a Grantee, while holding exercisable Options incurs a Termination of Service because of an involuntary ~~resignation~~termination by the Company or any parent or subsidiary corporation of the Company, then each such exercisable Option held by the Grantee shall be exercisable by the Grantee until the earlier of (A) its stated expiration date or (B) thirty (30) days after the date of such Termination of Service.

(h)           The Committee may accelerate the date as of which an Option becomes exercisable, or extend the exercise period of an Option up to its stated expiration date, if the Committee in its discretion deems such acceleration or extension to be desirable.

(i)            For purposes of this Section 11, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed 90 days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

12.      Exercise of Options.

(a)           Unless otherwise provided in the Award Agreement, any Option granted under the Plan shall, subject to vesting, be exercisable in whole at any time, or in part from time to time, prior to expiration.  The Committee, in its absolute discretion, may provide in any Award Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.  In addition, in the event that under any Award Agreement the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

(b)           An Option granted under the Plan shall be exercised by the delivery by the holder thereof to a Plan administrator designated by the Company, or if no Plan administrator is so designated, to the Company at its principal office (attention of the Secretary), of written notice of the number of shares with respect to which the Option is being exercised.  Such notice shall be accompanied, or followed within five days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder’s delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the Fair Market Value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Committee in its sole discretion).  Alternatively, if provided for in the Award Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a Fair Market Value equal to the exercise price of the Option being exercised.

13.      Further Conditions of Exercise of Options.

(a)           Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

(b)           If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq Global Select Market, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.  The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

14.      Restricted Stock Grants.

(a)           The Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 5 hereof.

(b)           In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 14(b) shall apply to grants of Restricted Stock made by the Committee:

 (i)           No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

 (ii)          Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (A) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Restricted Stock under the Plan, all unvested Restricted Stock held by such Grantee shall forfeit to the Company immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Restricted Stock under the Plan, such unvested Restricted Stock shall, (I) if it is not performance-based, vest immediately, or (II) if it is performance-based, continue to vest (subject to the attainment of the applicable performance goals) for the period ending upon the earlier of (1) its stated vesting date(s) or (2) the date occurring one year after the date of such Termination of Service or the Grantee’s death, as the case may be.  All forfeited Restricted Stock shall be returned to the Company.

(c)           In determining the vesting requirements with respect to a grant of Restricted Stock, the Committee may impose such restrictions on any shares granted as it may deem advisable, including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, federal or state securities laws, and ~~Rule~~ Section 162(m) of the Code, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.  With regard to a Restricted Stock ~~Award~~ award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.

(d)           Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares.  After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

(e)           During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted.  However, if any such dividends or distributions are paid in shares of Company stock or other property during an applicable period of restriction, the shares and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued.  Moreover, the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

(f)           Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

~~Restricted Stock Grants.~~

15.      Restricted Stock Units.

(a)           The Committee may grant Restricted Stock Units under the Plan to any individual or entity eligible to receive Restricted Stock Units pursuant to clause (b) of Section 5 hereof.  A Restricted Stock Unit entitles the Grantee to receive one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof, with respect to each Restricted Stock Unit that vests in accordance with the terms of the Award Agreement and this Plan.  Any fractional Restricted Stock Unit shall be payable in cash. The Committee, in its sole discretion, shall determine the medium of payment.

(b)           In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in an Award Agreement, the following restrictions in this Section 15(b) shall apply to grants of Restricted Stock Units made by the Committee:

 (i)           ~~No shares granted pursuant to a grant of~~ Restricted Stock Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated ~~until, and only to the extent that, such shares are vested~~.

 (ii)          Grants of Restricted Stock Units shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (A) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds Restricted Stock Units under the Plan, all unvested Restricted Stock Units held by such Grantee shall forfeit immediately upon such Termination of Service, or (B) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested Restricted Stock Units under the Plan, such unvested Restricted Stock Units shall, (I) if they are not performance-based, vest immediately, or (II) if they are performance-based, continue to vest (subject to the attainment of the applicable performance goals) for the period ending upon the earlier of (1) its stated vesting date(s) or (2) the date occurring one year after the date of such Termination of Service or the Grantee’s death, as the case may be.  All forfeited Restricted Stock Units shall be returned to the Company.

(c)           In determining the vesting requirements with respect to a grant of Restricted Stock Units, the Committee may impose such restrictions ~~on any shares granted~~ as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of group Performance Goals, federal or state securities laws, and ~~Rule~~ Section 162(m) of the Code~~, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions~~.  With regard to a Restricted Stock ~~Award~~ Unit award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto. Any such restrictions shall be specifically set forth in the Award Agreement.  Any such restrictions shall be specifically set forth in the Award Agreement.

(d)           The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of Restricted Stock Units standing to the credit of the Grantee.

(e)            On each date that the Company pays a dividend or other distribution in cash to holders of Common Stock:

 (i)  if on or prior to June 12, 2012, the Company shall credit to the Grantee’s bookkeeping account, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Restricted Stock Units equal to the total number of Restricted Stock Units credited to the Grantee’s bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the Fair Market Value of a share of Common Stock on such date. Restricted Stock Units attributable to such dividend equivalent rights shall be subject to the same terms and conditions as the Restricted Stock Units to which such dividend equivalent rights relate.

 (ii) if after June 12, 2012, unless otherwise determined by the Committee, the Company shall accrue on behalf of the Grantee an amount in cash equal to (1) the number of Restricted Stock Units credited to the Grantee’s bookkeeping account on such date, multiplied by (2) the dollar amount of the per share cash dividend.  Any such accrued amount shall be paid to the Grantee in cash (without interest) on the date of vesting of the Restricted Stock Units to which such amount relates and shall be subject to the same restrictions as such Restricted Stock Units.

16.      Stock Bonus Grants.

(a)           The Committee may grant Stock Bonus awards to such persons eligible under the Plan as the Committee may select from time to time.  Stock Bonus awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan.  Upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement, a Stock Bonus award shall entitle the recipient to receive payment of a bonus described under the Stock Bonus award in the form of shares of Common Stock of the Company.  Prior to the date on which a Stock Bonus award is required to be paid under an Award Agreement, the Stock Bonus award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

(b)           The Committee may condition the grant or vesting of Stock Bonus ~~Awards~~ awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Stock Bonus Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Stock Bonus ~~Awards~~ awards based on a performance period applicable to each Grantee or class of Grantees in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain.  Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.  To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(c)           Shares granted pursuant to a Stock Bonus shall vest as determined by the Committee, as provided for in the Award Agreement.  The foregoing notwithstanding, unless otherwise provided in the Award Agreement, (i) in the event a Grantee incurs a Termination of Service because of involuntary termination by the Company or any parent or subsidiary corporation of the Company, or voluntary termination by the Grantee other than Retirement or Permanent Disability, while such Grantee holds rights to Bonus Shares under the Plan, all unvested rights to Bonus Shares held by such Grantee shall forfeit immediately upon such Termination of Service, or (ii) if a Grantee incurs a Termination of Service due to Retirement or Permanent Disability, or if a Grantee dies prior to Termination of Service, while such Grantee holds unvested rights to Bonus Shares under the Plan, such unvested rights to Bonus Shares shall, (I) if they are not performance-based, vest immediately, or (II) if they are performance-based, continue to vest (subject to the attainment of the applicable performance goals) for the period ending upon the earlier of (1) their stated vesting date(s) or (2) the date occurring one year after the date of such Termination of Service or the Grantee’s death, as the case may be.

17.      Adjustment Upon Change in Capitalization.

(a)           In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price or base amount per share subject to outstanding Options, in the number of shares issuable pursuant to other outstanding Stock ~~Bonus grants~~Awards, and in any limitation on exerciseability referred to in Section 12(a)(ii) hereof which is set forth in outstanding Incentive Stock Options.  If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 20 or Section 21 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option, and the Grantee of ~~a~~ any other Stock ~~Bonus~~ Award shall be entitled to receive upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement with respect to the Stock ~~Bonus~~Award, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option or subject to the Stock ~~Bonus~~Award; provided, however, that, in such event, the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, that in such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

(b)           Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option, or the unissued shares subject to an outstanding Stock ~~Bonus~~Award, granted hereunder.  If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

18.      Rights of Grantees.  The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by his Option until such Common Stock shall be transferred to him or her upon the exercise of his Option.  The recipient of ~~a~~ any other Stock ~~Bonus~~ Award under the Plan shall have none of the rights of a stockholder with respect to the Common Stock covered by the Stock ~~Bonus~~ Award until the date , if any, on which the Grantee is entitled to receive the Common Stock pursuant to the Award Agreement.

19.      Restrictions Upon Shares; Right of First Refusal.

(a)           The provisions of this Section 19 shall be of no force or effect during such time that the Company is subject to the reporting requirements of the Exchange Act pursuant to Section 13 or 15(d) thereof and shall be subject to the provisions of any and all agreements hereafter entered into to which both the Company and any Grantee are parties that provide for a right of first refusal with respect to the Disposition of Shares.

(b)           No Grantee shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock, Restricted Stock Units or pursuant to a Stock Bonus (collectively, the “Shares”), or of any beneficial interest therein (collectively a “Disposition”), except as permitted by and in accordance with the provisions of the Plan.  The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Grantee desiring to make such Disposition shall have complied with the provisions of the Plan.

(c)           No Grantee shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

(d)           If, at any time, a Grantee desires to make a Disposition of any of the Shares (the “Offered Shares”) to any third-party individual or entity pursuant to a bona fide offer (the “Offer”), he shall give written notice of his intention to do so (“Notice of Intent to Sell”) to the Company, which notice shall specify the name(s) of the offeror(s) (the “Proposed Offeror(s)”), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction.  Thereupon, the Company shall have the option to purchase from the Grantee all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

(e)           If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Grantee within 30 days following receipt of the Notice of Intent to Sell.

(f)           The closing of any purchase and sale of the Offered Shares shall take place 60 days following receipt by the Company of the Notice of Intent to Sell.

(g)           If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (e) hereof, no Shares may be purchased by the Company, and the Grantee shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer.  If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of 120 days after the Grantee gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

(h)           All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

“The shares represented by this certificate are subject to the provisions of the Aceto Corporation 2010 Equity Participation Plan, a copy of which is on file at the offices of the Company.”

20.      Liquidation, Merger or Consolidation. Notwithstanding Section 12(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within 20 business days following the date of such notice or it will be terminated.  In the event such notice is given, the Option shall become immediately exercisable in full.

21.      Change in Control.

(a)           Subject to subsection (g) below, upon the occurrence of a Change in Control, all Stock Options and Stock Appreciation Rights granted and outstanding under the Plan to a Grantee shall become immediately exercisable in full regardless of any terms of such a Stock Award to the contrary; provided, however, that the extent to which a Stock Option or Stock Appreciation Right is exercisable shall not be increased under this Section if the Grantee incurred a Termination of Service before the Change in Control.

(b)           Subject to subsection (g) below, upon the occurrence of a Change in Control, the restrictions described in Section 14(b) shall lapse with respect to all Restricted Stock, other than performance Restricted Stock where lapse of restrictions is based on attaining Performance Goals, which are outstanding on the date of the Change in Control; provided, however, that this Section shall not apply and the provisions of Section 14(b)(ii)(A) shall apply to a Grantee who before the Change in Control incurred a Termination of Service because of a voluntary resignation (other than a Retirement or Permanent Disability), or an involuntary termination by the Company.

(c)           Subject to subsection (g) below, upon the occurrence of a Change in Control, the restrictions described in Section 15(b) shall lapse with respect to all Restricted Stock Units, other than Restricted Stock Units where lapse of restrictions is based on attaining Performance Goals which are outstanding on the date of the Change in Control; provided, however, that this Section shall not apply and the provisions of Section 15(b)(ii)(A) shall apply to a participant who before the Change in Control incurred a voluntary Termination of Service (other than a Retirement or Permanent Disability), or an involuntary termination by the Company.

(d)           Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to Restricted Stock where lapse of restrictions is based on attaining Performance Goals that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 14(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee (or his or her beneficiary) the pro rata portion of the Grantee’s Stock with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable performance period) of the Restricted Stock for which the restrictions described in Section 14(b) would have lapsed had the Change in Control not occurred, and the target level of the Performance Goals been achieved for the applicable performance period.

(e)           Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to a Restricted Stock Unit where lapse of restrictions is based on attaining Performance Goals that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 15(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee described in subsection (a) (or his or her beneficiary) the pro rata portion of the Grantee’s Restricted Stock Units with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable performance period) of the Restricted Stock Unit for which the restrictions described in Section 15(b) would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable performance period.

(f)           Subject to subsection (g) below, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to a Bonus Stock right that (A) is held by a Grantee who is an employee, non-employee director or consultant on the day before the Change in Control, and (B) relates to a performance period that ended before the date of the Change in Control, the restrictions described in Section 16(b) shall lapse on the date of such Change in Control based on achievement of Performance Goals during the applicable performance period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Grantee described herein (or his or her beneficiary) the pro rata portion of the Grantee’s Bonus Stock with respect to any performance period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable performance period and the date of such Change in Control, and the denominator being the total number of days in the applicable Performance period) of the Bonus Stock for which the restrictions described in Section 16(b) would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable performance period.

(g)           Notwithstanding the foregoing, unless otherwise provided in an Award ~~Agreements~~Agreement, or if no rights of the Grantee are reduced, thereafter, no acceleration of vesting or lapsing of restrictions shall occur with respect to a Stock Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 17 hereof.

22.      Effectiveness of the Plan.  The Plan was originally adopted by the Board on October 11, 2010 (the “Original Adoption Date”)~~.   The Plan shall be subject to approval on or before October 11, 2011, which is~~ and approved by Company’s stockholders within one year of the ~~Adoption Date, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting)~~ Original Adoption Date. The Plan, in its current amended and restated form, was adopted by the Board on September 6, 2012 (the “Restated Adoption Date”), subject to approval of the Company’s stockholders in accordance with applicable law (“Stockholder Approval”) within one year of the Restated Adoption Date.  In the event ~~such~~ Stockholder Approval is ~~withheld or otherwise not received on or before the latter date, the Plan and, unless otherwise provided in the Award~~ not obtained within one year of the Restated Adoption Agreement, all Options, SARs~~, Restricted Stock~~, Restricted Stock Units and rights to Bonus Shares~~,~~  that may have been granted hereunder in respect of the additional shares of Common Stock that were authorized for issuance under the Plan by the Board on the Restated Adoption Date shall become null and void.  In addition, none of the additional shares of Common Stock that were authorized for issuance under the Plan on the Restated Adoption Date may be issued prior to such Stockholder Approval being obtained.

23.      Termination, Modification and Amendment.

(a)           The Plan (but not Options or SARs previously granted under the Plan) shall terminate on ~~October 11~~September 5, ~~2020~~ 2022 (the “Termination Date”), which is within ten years from the Restated Adoption Date, or sooner as hereinafter provided, and no Stock Award shall be granted after termination of the Plan.  The foregoing shall not be deemed to limit the vesting period for Options, SARs, Restricted Stock, Restricted Stock Units or Stock Bonuses granted pursuant to the Plan.

(b)           The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

(c)           Notwithstanding paragraph (b) hereof, the Board of Directors may at any time, on or before the Termination Date, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 17 hereof) the maximum number of shares ~~as~~ that may be issued pursuant to ~~which~~ Incentive Stock Options ~~may be granted hereunder~~, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements including, without limitation, Section 162(m) of the Code.  In the event Stockholder Approval is not received within one year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Award Agreement (but subject to applicable law), the change and all Stock Awards that may have been granted pursuant thereto shall be null and void.

(d)           Notwithstanding the authority and discretion of the Committee, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Stock Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or ~~SARS~~ SARs in exchange for cash, other Stock Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(e)           No termination, modification, or amendment of the Plan may, without the consent of the Grantee to whom any Stock Award shall have been granted, adversely affect the rights conferred by such Stock Award.

24.      Not a Contract of Employment.  Nothing contained in the Plan or in any Award Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom a Stock Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

25.      Use of Proceeds.  The proceeds from the sale of shares pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

26.      Indemnification of Board of Directors or Committee.  In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.  Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

27.      Captions.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

28.      Disqualifying Dispositions.  If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Grantee, or is otherwise disposed of in a manner that results in the Grantee being required to recognize ordinary income, rather than capital gain, from the disposition (a “Disqualifying Disposition”), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

29.      Withholding Taxes.

(a)           Whenever under the Plan shares of Common Stock are to be delivered to a Grantee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, Restricted Stock Units or a Stock Bonus, the Company shall be entitled to require as a condition of delivery that the Grantee remit or, at the discretion of the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee’s portion of any employment tax requirements relating thereto.~~At the time of a Disqualifying Disposition, the Grantee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee’s portion of any employment taxes.~~

(b)       The Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock, Restricted Stock Units or a Stock Bonus with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of ~~Restricted~~ any other Stock ~~or Stock Bonus~~Award.  Such right may be provided to any such holder in either or both of the following formats:

(i)           The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option, or otherwise deliverable as a result of the grant or vesting of Restricted Stock or the settlement of Restricted Stock Units, or the satisfaction of the conditions, limitations and restrictions with respect to or settlement of a Stock Bonus, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100% of the statutory minimum amount) designated by the holder.

(ii)           The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested or upon the settlement of Restricted Stock Units, or the satisfaction of the conditions, limitations and restrictions ~~are satisfied for~~ with respect to or settlement of a Stock Bonus, one or more shares of Common Stock previously acquired by such holder (other than in connection with the Option exercise or Restricted Stock, Restricted Stock Unit or Stock Bonus grant triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

30.      Other Provisions.  Each Stock Award under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.  Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

31.      Governing Law.  The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

32.      Section 409A of the Code.  Although the Company does not guarantee the particular tax treatment of Stock Award granted under this Plan, Stock Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award Agreement hereunder shall be limited, construed and interpreted in accordance with such intent.  To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  In no event whatsoever shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a Grantee by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code Section 409A or this Section 32. Notwithstanding anything in the Plan or in a Stock Award to the contrary, the following provisions shall apply to any Stock Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “409A Covered Award”):

(a)           A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Grantee’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Stock Award, if the Grantee is deemed on the date of the Grantee’s Termination of Service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Grantee’s Separation from Service, and (ii) the date of the Grantee’s death (the “Delay Period”). All payments delayed pursuant to this Section 32 shall be paid to the Grantee on the first day of the seventh month following the date of the Grantee’s Separation from Service or, if earlier, on the date of the Grantee’s death.

(b)           Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)            Whenever a 409A Covered Award is payable upon a Change in Control, notwithstanding anything in the Plan to the contrary, (i) payment shall only occur if such Change in Control constitutes a “change in control event” under Section 409A of the Code, (ii) the Committee’s discretion under Section 2(c)(i) above to apply a lesser percentage of voting power shall not apply, and (iii) the provisions of Section 21(g) of the Plan shall not apply to the 409A Covered Award unless the occurrence of the Change in Control is a condition on payment that constitutes a substantial risk of forfeiture (within the meaning of Section 409A of the Code) and then solely to the extent permitted by Section 409A of the Code.

(d)~~(c)~~   If under the 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

33. Forfeiture and Compensation Recovery.  Awards and any compensation directly attributable to an Award may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law.  Any Award Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Exhibit A

PERFORMANCE GOALS

Performance Goals for the purposes of the vesting of performance-based Stock Awards shall be based upon one or more of the following business criteria (which may be determined for these purposes by reference to (i) the Company as a whole, (ii) any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or (iii) any combination thereof): profit before taxes, stock price, total shareholder return, market share, gross revenue, net revenue, net income, pre-tax income, earnings before interest, taxes, depreciation and amortization (EBITDA), operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity~~, or any other business criteria the Committee deems appropriate~~, which may be modified at the discretion of the Committee to take into account significant nonrecurring items, or event or events either not directly relating to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, or which may be adjusted to reflect such costs or expense as the Committee deems appropriate.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on December 06, 2012

ACETO CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: October 09, 2012
Date: December 06, 2012 Time: 10:00 AM EST
Location: 4 Tri Harbor Court
Port Washington, NY 11050

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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——   Before You Vote   ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report 3. Shareholder Letter
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit:
www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 22, 2012 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors
	Nominees
01	Albert L. Eilender	02	Robert A. Wiesen	03	Hans C. Noetzli	04	William N. Britton	05	Richard P. Randall
06	Salvatore Guccione	07	Natasha Giordano

The Board of Directors recommends you vote FOR the following proposal(s):

2	Approval of the advisory vote on executive compensation.

3	Approval of the Aceto Corporation Executive Performance Award Plan.

4	Approval of the Aceto Corporation 2010 Equity Participation Plan, as amended and restated.

5	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

NOTE: In their discretion to transact any other business that may properly come before the meeting or any adjournment thereof.

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Voting Instructions

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ACETO CORPORATION 4 TRI HARBOR COURT PORT WASHINGTON, NY 11050
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			☐	☐	☐
1.	Election of Directors
Nominees

01 Albert L. Eilender 02 Robert A. Wiesen 03 Hans C. Noetzli 04 William N. Britton 05 Richard P. Randall
06 Salvatore Guccione 07 Natasha Giordano

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.								For	Against	Abstain

2	Approval of the advisory vote on executive compensation.							☐	☐	☐

3	Approval of the Aceto Corporation Executive Performance Award Plan.							☐	☐	☐

4	Approval of the Aceto Corporation 2010 Equity Participation Plan, as amended and restated.							☐	☐	☐

5	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.							☐	☐	☐

NOTE: In their discretion to transact any other business that may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.					☐
(see reverse for instructions)

Please sign exactly as your name appears on this proxy. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proxies executed by a corporation must be signed with the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com.

ACETO CORPORATION ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Albert L. Eilender and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Aceto Corporation’s Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 6, 2012 at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN ITEM 1 AND VOTE “FOR” IN ITEMS 2, 3, 4 AND 5.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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